                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to 'SS'240.14a-11(c) or 'SS'240.14a-12


                          Astoria Financial Corporation
                          -----------------------------
                (Name of Registrant as Specified In Its Charter)


     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
    0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held on May 18, 2005

         The Annual Meeting of Shareholders of Astoria Financial Corporation will be held on Wednesday, May 18, 2005, at 9:30 a.m., Eastern Time, at the New Hyde Park Inn, 214 Jericho Turnpike, New Hyde Park, New York 11040. The meeting will be held to consider and act upon the following matters:

         1. The election of five directors, four for terms of three years each and one for a term of two years;

         2. The approval of the 2005 Re-designated, Amended and Restated Stock Incentive Plan for Officers and Employees of Astoria Financial Corporation;

         3. The ratification of the appointment of the independent registered public accounting firm; and

         4. Such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

         Holders of record of Astoria Financial Corporation common stock, as of the close of business on March 25, 2005, are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. A list of shareholders entitled to vote at the Annual Meeting will be available at the meeting, and at Astoria Financial Corporation, One Astoria Federal Plaza, Lake Success, New York 11042 and at Astoria Federal Savings and Loan Association, Mortgage Center, 2000 Marcus Avenue, New Hyde Park, New York 11042, for a period of ten days prior to the meeting.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE AS SOON AS POSSIBLE.

                                    By order of the Board of Directors,


                                    /s/ Alan P. Eggleston
                                    ---------------------
                                    Alan P. Eggleston
                                    Executive Vice President, Secretary and
                                    General Counsel

Dated:   April 11, 2005

                          ASTORIA FINANCIAL CORPORATION
                            One Astoria Federal Plaza
                        Lake Success, New York 11042-1085

                       ----------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 18, 2005

                       ----------------------------------


General Information

         This Proxy Statement and the accompanying proxy card are being furnished to holders of Astoria Financial Corporation, referred to as AFC, common stock in connection with the solicitation of proxies by the Board of Directors of AFC, referred to as the Board, for use at the AFC Annual Meeting of Shareholders to be held on May 18, 2005, and at any adjournments or postponements thereof, referred to as the Annual Meeting. AFC's Annual Meeting will be held at 9:30 a.m., Eastern Time, at the New Hyde Park Inn, 214 Jericho Turnpike, New Hyde Park, New York 11040. Only holders of record of AFC's issued and outstanding common stock, par value $0.01 per share, referred to as AFC Common Stock, as of the close of business on the Record Date, March 25, 2005, are entitled to vote at the Annual Meeting. AFC's 2004 Annual Report and Form 10-K, which includes the consolidated financial statements of AFC for the fiscal year ended December 31, 2004, referred to as the Consolidated Financial Statements, accompanies this Proxy Statement and the proxy card which are first being mailed or given to shareholders of record on or about April 11, 2005.

Voting and Quorum Requirements

         As of the Record Date, there were 109,585,965 shares of AFC Common Stock issued and outstanding and entitled to vote at the Annual Meeting. Each share of AFC Common Stock outstanding on the Record Date entitles the holder thereof to one vote on each matter to properly come before the Annual Meeting, except as described below. The presence, either in person or by proxy, of the holders of a majority of all of the shares of AFC Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

         All AFC Common Stock share numbers, calculations and prices contained in this Proxy Statement as of dates prior to March 1, 2005 have been retroactively adjusted to reflect the 3 for 2 stock split distributed by AFC in the form of a stock dividend on March 1, 2005 to shareholders of record as of the close of business on February 15, 2005.

         The election of directors shall be by a plurality of votes cast by the holders of AFC Common Stock present, in person or by proxy, and entitled to vote thereon. Holders of AFC Common Stock may not vote their shares cumulatively with respect to the election of directors. The approval of the 2005 Re-designated, Amended and Restated Stock Incentive Plan for Officers and Employees of Astoria Financial Corporation, referred to as the 2005 Stock Incentive Plan, and the ratification of the appointment of KPMG LLP as the independent registered public accounting firm for AFC require the affirmative vote of a majority of the votes cast by the holders of AFC Common Stock present at the Annual Meeting, in person or by proxy, and entitled to vote thereon.

         Shares of AFC Common Stock as to which the "ABSTAIN" box has been selected on the proxy card with respect to the approval of the 2005 Stock Incentive Plan or the ratification of the appointment of KPMG LLP as the independent registered public accounting firm for AFC will be counted as present and entitled to vote and will have the effect of a vote against such approval or ratification, as the case may be. In contrast, shares of AFC Common Stock underlying broker non-votes and shares for which a proxy card is not returned will not be counted as present and entitled to vote and will have no effect on those proposals.

         Every properly executed proxy card that is received timely by AFC will be voted in accordance with the instructions contained therein unless otherwise revoked. Properly executed unmarked proxy cards will be voted FOR the election of the Board's nominees as directors, FOR the approval of the 2005 Stock Incentive Plan and FOR the ratification of the appointment of the independent registered public accounting firm. If you are a shareholder whose shares are not registered in your own name, you will need an assignment of voting rights from the shareholder of record to vote personally at the Annual Meeting.

         Pursuant to the Certificate of Incorporation of AFC, no record shareholder of AFC Common Stock which is beneficially owned, directly or indirectly, by a shareholder who, as of the Record Date, beneficially owns more than ten percent (10%) of AFC Common Stock outstanding on such date will be entitled or permitted to vote any shares of AFC Common Stock in excess of ten percent (10%) of AFC Common Stock outstanding as of the Record Date. For purposes of this limitation, neither the Astoria Federal Savings and Loan Association, referred to as the Association, Employee Stock Ownership Plan, referred to as the ESOP, nor the trustee of such plan is considered the beneficial owner of the AFC Common Stock held by the Association ESOP.

         Participants in the Association ESOP and the Association Incentive Savings Plan have the right to direct the voting of AFC Common Stock held in their plan accounts, but do not have the right to vote those shares personally at the Annual Meeting. Such participants should refer to the voting instructions provided by the plan fiduciaries for information on how to direct the voting of these shares.

Revocation of Proxies

         Any shareholder who executes a proxy has the right to revoke it at any time before it is voted. A proxy may be revoked by delivering to the Secretary of AFC, at its principal office or at the Annual Meeting prior to the opening of the balloting at the Annual Meeting, either a written revocation or a proxy, duly executed, bearing a later date, or by attending the Annual Meeting and voting in person.

Interests of Management in Certain Proposals

         At the Annual Meeting, shareholders are being asked to approve the 2005 Stock Incentive Plan, under which executive officers may receive grants or awards of stock options, stock appreciation rights and restricted stock or restricted stock units, either performance based or otherwise. As a result, AFC's executive officers have personal interests in the outcome of this proposal that are different from the interests of AFC's other shareholders.

Security Ownership of Certain Beneficial Owners

         The following table sets forth certain information, as of the Record Date, with respect to the beneficial ownership of AFC Common Stock by each person or group of persons, as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, known to AFC to be the beneficial owner of more than five percent (5%) of AFC voting stock. For purposes of the Annual Meeting, the AFC Common Stock is the only AFC voting stock outstanding.


        Name & Address                    Amount and Nature of               Percent of
     of Beneficial Owner                  Beneficial Ownership                  Class
     -------------------                  --------------------                ----------
Association ESOP                             11,284,164 (1)                     10.30
c/o Astoria Federal Savings and
Loan Association
One Astoria Federal Plaza
Lake Success, New York 11042

Citigroup Inc.                                6,307,095 (2)                      5.76
399 Park Avenue
New York, New York 10043
and
Citigroup Global Markets
Holdings Inc.
388 Greenwich Street
New York, New York 10013

LSV Asset Management                          5,901,831 (3)                      5.39
1 N. Wacker Drive
Suite 4000
Chicago, Illinois 60606

---------------------
(1) This plan is an employee stock ownership plan under the Employee Retirement Income Security Act of 1974, as amended, or ERISA. The Association ESOP provides for individual accounts for the accrued benefits of participating employees of AFC and its subsidiaries and their beneficiaries and is administered by a committee comprised of four officers of the Association. The assets of the Association ESOP are held in trust by Prudential Bank & Trust Company, FSB. The number of shares indicated in the chart above represents the total shares held by the trust as of December 31, 2004 according to a Schedule 13G filed on or about February 14, 2005. As of December 31, 2004, the trustee held 11,284,164 shares of AFC Common Stock on behalf of the Association ESOP, 4,482,018 shares of which had been allocated to the accounts of individual participants and their beneficiaries. State Street Bank and Trust Company has been appointed a fiduciary of the plan for the purpose of determining how to vote the Association ESOP's AFC Common Stock at the Annual Meeting. For voting purposes, each participant as a "named fiduciary" will be eligible to direct State Street Bank and Trust Company how to vote at the Annual Meeting as to the number of shares of AFC Common Stock which have been allocated to his or her account under the Association ESOP. The remaining unallocated shares and any allocated shares with respect to which no voting instructions have been received will be voted by State Street Bank and Trust Company at the Annual Meeting in the same manner and proportion as the allocated shares with respect to which voting instructions have been received, so long as such vote is in accordance with the provisions of ERISA. In certain circumstances, ERISA may confer upon State Street Bank and Trust Company and/or the trustee the power and duty to control the voting and tendering of AFC Common Stock allocated to the accounts of participating employees and beneficiaries who fail to exercise their voting and/or tender rights as well as the voting and tendering of unallocated AFC Common Stock.

(2) According to a joint filing on Schedule 13G (Amendment No. 4) filed as of February 10, 2005, Citigroup, Inc. claims shared voting and dispositive power with respect to 6,307,095 shares of AFC Common Stock, while Citigroup Global Markets Holdings Inc. claims shared voting power and dispositive power with respect to 6,186,206 shares of AFC Common Stock, in each case, as of December 31, 2004. Both Citigroup, Inc. and Citigroup Global Markets Holdings Inc. are reporting as parent holding companies or control persons where the aggregate amount held directly by the parent or control person, and directly and indirectly by their subsidiaries or affiliates that are not persons specified in Rule 13d-1(b)(1)(ii)(A) through (I) of the Exchange Act, does not exceed one percent of the securities of the subject class. The filing identifies the subsidiary which directly holds the securities reported as Smith Barney Fund Management LLC, an investment advisor in accordance with Rule 13d-1(b)(1)(ii)(E) of the Exchange Act.

(3) According to a filing on Schedule 13G filed as of February 11, 2005, LSV Asset Management claims sole voting power with respect to 4,230,231 shares of AFC Common Stock and sole dispositive power with respect to 5,719,581 shares of AFC Common Stock as of December 31, 2004. LSV Asset Management is reporting as an investment advisor in accordance with Rule 13d-1(b)(1)(ii)(E) of the Exchange Act.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         The Board consists of twelve (12) directors divided into three classes: two of five directors each and one of two directors. Upon election by the shareholders, the directors of each class generally serve for a term of three years, with the directors of one class elected each year. From time to time, nominees may be recommended for shorter terms to either reclassify the directors, so as to maintain the classes as equal in number as possible, or to provide earlier shareholder input in filling expected vacancies. Following the close of the regular Board meeting scheduled for May 2005, Donald D. Wenk will reach mandatory retirement age. In anticipation of this event, the Board at its meeting held on February 16, 2005 adopted a resolution reducing the Board to eleven directors upon Mr. Wenk's retirement. In order to reclassify the Board so as to maintain the classes as equal in number as possible, the Board has nominated and is recommending that the shareholders elect one nominee at the Annual Meeting to a two year term. If all nominees are elected, the Board, upon Mr. Wenk's retirement, will consist of two classes of four directors and one of three directors.

         In all cases, directors serve until their respective successors are duly elected and qualified. Pursuant to the Bylaws of AFC, no person is eligible for election or appointment as a director who is seventy-five (75) years of age or older, and no person shall continue to serve as a director after the regular Board meeting immediately preceding such director's seventy-fifth (75th) birthday.

         The directors whose terms expire at the Annual Meeting are George L. Engelke, Jr., Robert J. Conway, Peter C. Haeffner, Jr., Ralph F. Palleschi and Leo J. Waters. Each of these directors, referred to individually as a Board Nominee and collectively as the Board Nominees, has been nominated by the Board to stand for reelection, and, if elected, to serve for a term expiring at the annual meeting of shareholders of AFC to be held in 2008, except for Mr. Conway who would serve for a term expiring at the annual meeting of shareholders of AFC to be held in 2007. Each Board Nominee has consented to being named in this Proxy Statement and to serve as a director of AFC if elected.

         If any Board Nominee should refuse or be unable to serve, the proxies will be voted for such person as shall be designated by the Board to replace such nominee. The Board presently has no knowledge that any of the Board Nominees will refuse or be unable to serve.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE BOARD NOMINEES FOR ELECTION AS DIRECTORS OF AFC FOR TERMS OF THREE YEARS EACH IN THE CASES OF MESSRS. ENGELKE, HAEFFNER, PALLESCHI AND WATERS AND FOR A TERM OF TWO YEARS IN THE CASE OF MR. CONWAY.

Board Nominees, Directors and Executive Officers

         The following table sets forth certain information regarding the Board Nominees for election and members of the Board.

        Name            Age (1)    Positions Held with AFC (2)     Director Since    Term Expires
        ----            -------    ---------------------------     --------------    -------------
George L. Engelke, Jr.      66     Director, Chairman of the             1993             2005
                                     Board, President and Chief
                                     Executive Officer and Board
                                     Nominee
Gerard C. Keegan            58     Director, Vice Chairman and           1997             2006
                                     Chief Administrative Officer
Andrew M. Burger            70     Director                              1993             2006
John J. Conefry, Jr.        60     Director and Vice Chairman            1998             2007
Denis J. Connors            63     Director                              1993             2006
Robert J. Conway            69     Director and Board Nominee            1998             2005
Thomas J. Donahue           64     Director                              1993             2006
Peter C. Haeffner, Jr.      66     Director and Board Nominee            1997             2005
Ralph F. Palleschi          58     Director, Presiding Director          1996             2005
                                     and Board Nominee
Thomas V. Powderly          67     Director                              1995             2007
Leo J. Waters               70     Director and Board Nominee            1998             2005
Donald D. Wenk              74     Director                              1998             2006 (3)

---------------------
(1) As of the Record Date.
(2) All directors of AFC also serve as directors of the Association.
(3) Mr. Wenk will reach mandatory retirement following the regular Board meeting scheduled for May 2005.

         The following table sets forth certain information regarding the non-director executive officers of AFC.

        Name               Age (1)     Positions Held With AFC
        ----               -------     -----------------------
Alan P. Eggleston            51        Executive Vice President,
                                         Secretary and General
                                         Counsel
Arnold K. Greenberg          64        Executive Vice President and
                                         Assistant Secretary
Gary T. McCann               51        Executive Vice President
Monte N. Redman              54        Executive Vice President and
                                         Chief Financial Officer

------------------
(1) As of the Record Date.

         All executive officers of AFC are elected annually and serve until their respective successors have been chosen, subject to their removal as officers at any time by the affirmative vote of a majority of the authorized number of directors then constituting the Board. See "Executive Compensation - Employment Agreements."

         Biographical Information

         The following is a brief description of the business experience of the directors, Board Nominees and executive officers for at least the past five years and their respective directorships, if any, with other public companies that are subject to the reporting requirements of the Exchange Act.

                  Directors and Board Nominees

         George L. Engelke, Jr. has been President, Chief Executive Officer and a director of AFC since its formation in 1993. He has served as Chairman of the Board and Chairman of the Board of Directors of the Association since April 1997. A certified public accountant, he joined the Association in 1971 as Vice President and Treasurer. He was named Executive Vice President and Treasurer in 1974, Chief Operating Officer in 1986 and President and Chief Executive Officer in 1989. He has served as a director of the Association since 1983. Mr. Engelke serves as a director of the Community Preservation Corporation and the Advisory Board of Neighborhood Housing Services of New York City, Inc. He is a director and Chairman of the Federal Home Loan Bank of New York and a member of the Thrift Institutions Advisory Panel to the Federal Reserve Bank of New York. He is a member of the Board of Trustees of Long Island University and a past Chairman and currently a director of the Community Bankers Association of New York State and a member of the Government Affairs Steering Committee, the Government Affairs Council and a former director of America's Community Bankers. Mr. Engelke previously served as a member of the Financial Accounting Standards Advisory Council.

         Gerard C. Keegan has been Vice Chairman, Chief Administrative Officer and a director of AFC and the Association since September 30, 1997, when he joined AFC following the acquisition of The Greater New York Savings Bank, referred to as The Greater, and its merger with and into the Association, referred to as The Greater Acquisition. He is responsible for the retail banking, information services, and marketing areas of the Association. Prior to joining AFC, Mr. Keegan served from 1991 to 1997 as Chairman, President and Chief Executive Officer of The Greater. From 1988 to 1991, he served as President and Chief Operating Officer of The Greater. He served as a director of The Greater from 1988 to 1997. He is a member of the Board of Trustees of St. Francis College.

         Andrew M. Burger has been a director of AFC since its formation in 1993 and is the former President of Atlantic Iron Works, Inc. He has served as a director of the Association since 1975.

         John J. Conefry, Jr. has served as Vice Chairman and a director of AFC since September 30, 1998 when he joined AFC following the acquisition of Long Island Bancorp, Inc., referred to as LIB, and the merger of LIB with and into AFC and the merger of LIB's wholly owned subsidiary, The Long Island Savings Bank FSB, referred to as LISB, with and into the Association, referred to as the LIB Acquisition. He served as an executive officer of AFC from September 30, 1998 to December 29, 2000. From December 30, 2000 until September 30, 2001, he served as Chairman of AFC's Litigation Advisory Committee which was established in connection with the action entitled The Long Island Savings Bank, FSB v. The United States pending before the United States Court of Federal Claims. Prior to joining AFC, Mr. Conefry served as Chief Executive Officer of LISB from 1993 and of LIB from 1994 through the consummation of the LIB Acquisition. He was named President of LIB and LISB in 1996. Mr. Conefry served as a director of LISB from 1980 and of LIB from 1993. He was named Vice Chairman of LISB in 1993. He served as Chairman of the Board of Directors of LIB and of LISB from 1994. Prior to joining LISB in 1993, Mr. Conefry was employed by Merrill Lynch, Pierce, Fenner & Smith, Inc., as a Senior Vice President from 1981 to 1993. Prior to that, he was a partner in the public accounting firm of Deloitte Haskins & Sells, the predecessor of Deloitte & Touche LLP. Mr. Conefry also serves on a number of boards of not-for-profit organizations. Mr. Conefry is a director of 1-800-FLOWERS.COM, Inc., a gift retailer whose Class A common stock is registered under Section 12 of the Exchange Act and trades on The Nasdaq Stock Market under the symbol "FLWS".

         Denis J. Connors has been a director of AFC since its formation in 1993 and is the former Chairman and Chief Executive Officer of Curran & Connors, Inc., a designer and publisher of annual reports. Mr. Connors currently serves as a director of Curran & Connors, Inc. He has served as a director of the Association since 1990.

         Robert J. Conway has been a director of AFC since September 30, 1998, following completion of the LIB Acquisition. Prior to the LIB Acquisition, he served as a director of LIB since 1993. He became a director of LISB in 1983. Mr. Conway was employed by AMF Bowling, Inc. for 29 years. His last position with AMF Bowling, Inc. was Corporate Vice President and Group Executive of the Worldwide Bowling Products Group. He has worked as a professional equities trader.

         Thomas J. Donahue, a certified public accountant, has been a director of AFC since its formation in 1993. He retired as a partner of Peat, Marwick, Mitchell & Co., the predecessor of KPMG LLP, in 1986. Following his retirement and prior to becoming a director of the Association, Mr. Donahue served as president and a director of other savings institutions from 1987 to 1990. He has served as a director of the Association since 1990.

         Peter C. Haeffner, Jr. has been a director of AFC and the Association since September 30, 1997 following The Greater Acquisition. He is Managing Director and Principal of PHAEF, LLC., a real estate investment and advisory company. From 2001 to December 2004, he served as Managing Director and Principal of Real Estate Trade Advisors LLC, a real estate finance and advisory company. From December 1998 to June 2001, he served as Senior Director, Financial Services Group, of Cushman & Wakefield, Inc., a real estate firm. Mr. Haeffner served as Senior Managing Director, Financial Services Group, Corporate Advisory and Finance Division of Cushman & Wakefield, Inc. from December 1997 to December 1998 and as its Eastern Regional Director, Financial Services Group from May 1994 to December 1997. Previously, Mr. Haeffner was President and Managing Director of Sonnenblick-Goldman Company, a real estate firm, for a period of eight years. Mr. Haeffner also serves as a director of Stewart Title Insurance Company of New York. Mr. Haeffner served as a director of The Greater from 1992 to 1997.

         Ralph F. Palleschi, a certified public accountant, has been a director of AFC and the Association since 1996. In 1983, he co-founded First Long Island Investors, Inc., a registered investment advisor pursuant to the Investment Advisors Act of 1940, as amended, and a registered broker/dealer with the National Association of Securities Dealers, Inc. He continues to serve as a director and is President and Chief Operating Officer of such company. From 1993 to 1997, he served as Chief Operating Officer of the New York Islanders hockey team. From 1977 to 1983, he served as Vice President - Finance and Chief Financial Officer of Entenmann's Inc., a publicly traded food products company. From 1968 to 1977, he was employed by Peat, Marwick, Mitchell & Co., the predecessor of KPMG LLP. He is Vice Chairman of the Board of Directors of National Center for Disability Services and Chairman of the Board of Trustees of the Variety Child Learning Center.

         Thomas V. Powderly has been a director of AFC and the Association since January 31, 1995, following the acquisition of Fidelity New York, F.S.B., referred to as Fidelity, by the Association, referred to as the Fidelity Acquisition. He served Fidelity in a variety of capacities. From 1986 to 1990, he served as Executive Vice President. In 1990, he was appointed President and Chief Operating Officer and in 1992 was named Chief Executive Officer. He was named Chairman of the Board of Directors of Fidelity in 1993. From 1993 until January 1995, he served as Chairman and Chief Executive Officer.

Prior to 1986, Mr. Powderly held positions with Edward S. Gordon, Inc., a commercial real estate brokerage and management firm, and with several thrift institutions.

         Leo J. Waters has been a director of AFC and the Association since September 30, 1998, following completion of the LIB Acquisition. Prior to the LIB Acquisition, he served as a director of LIB since 1993. He became a director of LISB in 1990. Mr. Waters is the President of a private investment consulting firm.

         Donald D. Wenk has been a director of AFC and the Association since September 30, 1998, following completion of the LIB Acquisition. Prior to the LIB Acquisition, he served as a director of LIB since 1993. He became a director of LISB in 1974. From 1992 until 1994, Mr. Wenk served as Chairman of the Board of Directors of LISB. From 1994 until 1996, Mr. Wenk served as Chairman of the Executive Committee of the Boards of Directors of LIB and LISB. He is the Chairman of the Board of Directors of American Casting & Manufacturing Corporation, a manufacturer of security seals.

                  Executive Officers Who Are Not Directors

         Alan P. Eggleston, an attorney, has served as Executive Vice President and General Counsel of AFC since December 1997 and as Secretary since March 2001. He served as Senior Vice President and General Counsel of AFC from 1996 to 1997. He joined the Association in 1993 as Vice President and General Counsel. In 1994, he was named Vice President and General Counsel of AFC. In 1995, he became First Vice President and General Counsel of AFC and the Association. He is responsible for the legal, auditing and security areas of the Association. Prior to joining the Association, he served as an executive officer and counsel to several thrift institutions. He serves as Chairman of the Banking Law and Regulation Committee of the Community Bankers Association of New York State.

         Arnold K. Greenberg has served as Executive Vice President of AFC since December 1997, and as Senior Vice President from its formation in 1993 to 1997. He is responsible for banking operations, human resources and the general services and facilities areas of the Association. He joined the Association in 1975 as Vice President and was appointed Senior Vice President in 1979 and Executive Vice President in 1997. In 1986, Mr. Greenberg became Senior Vice President, Administration and Operations, and in January of 1993, Senior Vice President, Consumer Services. He also serves as a member of the Board of Directors of the Long Island Region of the American Heart Association.

         Gary T. McCann has served as Executive Vice President of AFC since December 2003. He serves as senior lending officer of the Association. Mr. McCann joined the Association in 1990. From 1993 to 1997, he served as Vice President and Director of Residential Mortgage Originations of the Association and from 1997 to 2003 served the Association as Senior Vice President. In December 2003, he became Executive Vice President of both AFC and the Association. Prior to joining the Association, Mr. McCann served as a senior officer of residential lending at another thrift institution. He serves as a director of Habitat for Humanity of Suffolk County.

         Monte N. Redman has served as Executive Vice President and Chief Financial Officer of AFC since December 1997. He served as Senior Vice President, Treasurer and Chief Financial Officer of AFC from its formation in 1993 to 1997. He joined the Association in 1977. In 1979, he was named Assistant Controller, and, in 1982, Assistant Vice President. Mr. Redman became Vice President, Investment Officer in 1985, in 1989 was appointed Senior Vice President, Treasurer and Chief Financial Officer and, in 1997, was appointed Executive Vice President and Chief Financial Officer. He also serves as the Chairman of the Board of Directors of the national Tourette Syndrome Association.

         There is no family relationship between any director, Board Nominee, officer or significant employee of AFC, except that Mr. Conefry's spouse is the niece of the sister-in-law of Mr. Conway. There are no proceedings to which any director, officer or affiliate of AFC, any owner of record or beneficially of more than five percent (5%) of any class of AFC voting stock, or any associate of any such person is a party adverse to AFC or any of its subsidiaries nor does any such person have a material interest adverse to AFC or its subsidiaries.

Director Independence

         The Board has conducted a review of director independence. During this review, the Board considered transactions and relationships between each director or any member of his or her immediate family and AFC and its subsidiaries, affiliates and equity investors, including those reported under "Transactions with Certain Related Persons." See page 12. The Board also examined transactions and relationships between directors or their affiliates and members of executive management or their affiliates. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent.

         As required by the New York Stock Exchange, referred to as the NYSE, Listed Company Manual, the Board has determined that a majority of the current directors of AFC are independent, with Messrs. Engelke and Keegan being the only non-independent directors due to their positions as executive officers. In addition to utilizing the specific independence standards set forth in Section 303A of the NYSE Listed Company Manual, the Board adopted Director Independence Standards, a copy of which is posted on AFC's Investor Relations website at http://ir.astoriafederal.com under the heading "Corporate Governance." The Director Independence Standards are intended to supplement the NYSE independence standards and to cover three specific situations: (i) directors who obtain routine banking services from the Association; (ii) donations by AFC to charities with which directors are associated; and (iii) direct or indirect payments for services by an executive officer to a company with whom a director is affiliated made under circumstances where the payment, if made by AFC for services rendered to AFC, would not impair the director's independence pursuant to the NYSE Listed Company Manual.

         Pursuant to the Director Independence Standards, a director will not be considered to have his or her independence impaired by maintaining a deposit account of any amount with the Association so long as the Association maintains a rating in one of the two highest rating categories under the classification system used by the Office of Thrift Supervision in conducting its examinations of the Association. A lending relationship between a director and the Association will not be considered to impair a director's independence so long as the loan was granted in accordance with applicable Office of Thrift Supervision regulations and Federal Reserve Board Regulation O, the loan is not, pursuant to the Association's usual policies, classified as non-accrual, past due, restructured or a potential problem loan, and the loan does not involve more than the normal risk of collectability or otherwise present other unfavorable features. Other banking services offered by the Association are viewed as immaterial to a director's independence.

         Pursuant to the Director Independence Standards, a director will not be deemed to have his or her independence impaired by contributions made by AFC to a charity with which the director may be associated unless the contribution exceeds $100,000 per year.

         Pursuant to the Director Independence Standards, a director will not be deemed to have his or her independence impaired where such director has an equity investment in the same company as an executive officer and AFC does not engage in business with that company or where a director is associated with a company with which AFC does not do business but which an executive officer may do business so long as the revenue generated by such business does not exceed the greater of $1,000,000 or 2% of such company's consolidated gross revenue.

Identifying and Evaluating Nominees for Director

         In 2004, the Board adopted, and the Board annually reviews and approves, Nominee Qualification Guidelines for use by the Nominating and Corporate Governance Committee in evaluating all potential nominees. Among the matters reviewed are the candidate's integrity, maturity, experience, judgment, collegiality, skill, commitment and potential conflicts of interest. A copy of the Nominee Qualification Guidelines is available on AFC's Investor Relations website at http://ir.astoriafederal.com under the heading "Corporate Governance." The Board has also implemented a procedure for the evaluation of the performance of the Board, each of its committees and each of its directors. The evaluation of directors is considered and reviewed by the Nominating and Corporate Governance Committee in considering the nomination of an existing director. If a shareholder presents a potential nominee, the shareholder will be encouraged to provide information that is responsive to the Nominee Qualification Guidelines to assist the Nominating and Corporate Governance Committee in evaluating proposed nominees. Such nominations and related information will be considered and reviewed by the Nominating and Corporate Governance Committee of the Board. AFC has never received a shareholder nominee and has never retained any third party to assist in the search process. The Charter of the Nominating and Corporate Governance Committee authorizes the Committee to utilize the services of search firms at the Committee's discretion.

         Pursuant to the Corporate Governance Guidelines adopted by the Board, all newly elected Board members are required, at the time of their initial election to the Board, to have an investment in AFC Common Stock. Within three years of initial election, directors are expected to maintain beneficial ownership in non-derivative shares of AFC Common Stock equal to at least 3,000 shares. All directors and Board Nominees satisfy such requirement without regard to any phase-in period.

         For additional information, see "Additional Information - `Shareholders Proposals' and `Notice of Business to be Conducted at an Annual Meeting'" on page 38.

Committees and Meetings of the Board

         The Board meets on a monthly basis and may have additional special meetings upon the request of the Chairman, President and Chief Executive Officer or any three (3) members of the Board. During the fiscal year ended December 31, 2004, the Board met twelve (12) times. No director attended less than seventy five percent (75%) of the total number of meetings held by the Board and its committees on which such director served.

         The Board has established three (3) standing committees: the Compensation Committee, the Nominating and Corporate Governance Committee and the Audit Committee.

         The Compensation Committee consists of Mr. Connors, as Chairman, and Messrs. Burger, Conway, Donahue, Palleschi and Wenk. The function of the Compensation Committee is to carry out the duties and responsibilities set forth in the Charter of the Compensation Committee, including but not limited to, (i) discharging the responsibilities of the Board relating to AFC's compensation and benefit plans and practices, including its executive compensation plans and its incentive compensation and equity-based plans; (ii) producing an annual report on executive compensation for inclusion in AFC's proxy statement; and (iii) otherwise assisting the Board in its oversight responsibilities with respect to the human resources, compensation and benefits activities of AFC and its subsidiaries. A copy of the

Compensation Committee's Charter is posted on AFC's Investor Relations website at http://ir.astoriafederal.com under the heading "Corporate Governance." The Compensation Committee administers and establishes target incentives, establishes goals and reviews performance relative to such goals pursuant to the Astoria Financial Corporation Executive Officer Annual Incentive Plan, referred to as the Executive Incentive Plan. The Compensation Committee also administers the Astoria Financial Corporation 1993 Incentive Stock Option Plan, referred to as the Incentive Option Plan, the 1996 Stock Option Plan for Officers and Employees of Astoria Financial Corporation, referred to as the 1996 Officer Option Plan, the 1999 Stock Option Plan for Officers and Employees of Astoria Financial Corporation, referred to as the 1999 Officer Option Plan, and the 2003 Stock Option Plan for Officers and Employees of Astoria Financial Corporation, referred to as the 2003 Stock Option Plan, including the granting of options pursuant to such plan, and also administers the 1996 Stock Option Plan for Outside Directors of Astoria Financial Corporation, referred to as the 1996 Directors Option Plan, and the 1999 Stock Option Plan for Outside Directors of Astoria Financial Corporation, referred to as the 1999 Directors Option Plan. The committee meets as needed and met five (5) times during 2004. All members of the Compensation Committee are independent as such term is defined in the NYSE Listed Company Manual.

         The Nominating and Corporate Governance Committee consists of Mr. Palleschi, as Chairman, and Messrs. Burger, Conefry, Connors, Powderly and Wenk. The function of the Nominating and Corporate Governance Committee is to carry out the duties and responsibilities set forth in the Charter of the Nominating and Corporate Governance Committee, including but not limited to, (i) assisting the Board in identifying individuals qualified to become Board members; (ii) recommending to the Board nominees for election to the Board; (iii) reviewing nominations for election to the Board made by shareholders of AFC pursuant to
Article I, Section 6(c)(ii) of AFC's Bylaws; (iv) assisting the Board in developing and implementing a process to assess the effectiveness of individual Board members and of the Board and its committees collectively; (v) advising the Board with respect to Board and committee composition and procedures; (vi) developing, recommending to the Board and annually reviewing AFC's Corporate Governance Guidelines; and (vii) otherwise carrying out the duties, goals and responsibilities assigned to the Committee pursuant to AFC's Bylaws, the Corporate Governance Guidelines and the Committee's Charter. Copies of the Nominating and Corporate Governance Committee's Charter, the Corporate Governance Guidelines and AFC's Bylaws are posted on AFC's Investor Relations website at http://ir.astoriafederal.com under the heading "Corporate Governance." This committee meets as needed and met two (2) times during 2004. All members of the Nominating and Corporate Governance Committee are independent as such term is defined in the NYSE Listed Company Manual.

         The Audit Committee consists of Mr. Donahue, as Chairman, and Messrs. Burger, Connors, Haeffner, Palleschi and Waters. The function of the Audit Committee is to oversee the accounting and financial reporting processes of AFC and audits of the financial statements of AFC and to carry out the duties and responsibilities set forth in the Charter of the Audit Committee, including but not limited to, (i) assisting Board oversight of: (a) the integrity of AFC's financial statements, (b) AFC's compliance with legal and regulatory requirements, (c) the qualifications and independence of AFC's independent registered public accounting firm, and (d) the performance of AFC's independent registered public accounting firm and the internal audit function; (ii) preparing a Committee report as required by the Securities and Exchange Commission, referred to as the SEC, to be included in AFC's annual proxy statement; and (iii) performing such other functions as shall be assigned to the Committee by the Board. The Committee also reviews (1) the scope and results of the audits and reviews performed by AFC's internal auditor and AFC's independent registered public accounting firm, (2) the internal controls and accounting systems and policies of AFC, (3) the basis for certain reports to the Association's regulatory authorities, and (4) reports of examination of AFC and the Association issued by the Office of Thrift Supervision or other regulatory authorities. A copy of the Audit Committee's Charter is posted on AFC's Investor Relations website at http://ir.astoriafederal.com under the heading "Corporate Governance" and is attached to this Proxy Statement as Exhibit B. The Audit Committee is a standing committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Board has determined that Messrs. Donahue and Palleschi are audit committee financial experts. They and all other members of the Audit Committee have been determined by the Board to be independent as defined in the NYSE Listed Company Manual. While the Board has not directly limited the number of audit committees of other public companies on which an Audit Committee member may sit, the Board has limited, within the Corporate Governance Guidelines, Board member service on other public company boards of directors to no more than two other companies. This committee meets, at a minimum, on a quarterly basis, and met eight (8) times during 2004. See "Audit Committee - Report of the Audit Committee" below.

Transactions with Certain Related Persons

         It is the policy of AFC and the Association that all transactions, including loans (which are only made by the Association), between AFC or the Association and its directors, executive officers, members of their families, holders of ten percent (10%) or more of the shares of any class of its common stock, and affiliates thereof, (i) may be made only in the ordinary course of AFC's and the Association's businesses, (ii) contain terms no less favorable to AFC or the Association than could have been obtained in arms-length negotiations with unaffiliated persons, and (iii) must be approved by a majority of the independent outside directors of AFC or the Association, respectively, not having any interest in the transaction or, as allowed by law, are benefits provided generally to all full time employees of the Association on a nondiscriminatory basis and such benefits have been similarly approved by the Board. Loans may not involve more than the normal risk of collection or present other unfavorable features. All loans outstanding to the directors, Board Nominees or executive officers of AFC or members of their immediate families were made in conformity with the Association's policy in this regard and have not been disclosed as non-accrual, past due, restructured or potential problem loans. All such loans are subject to and comply with the insider lending restrictions of Section 22(h) of the Federal Reserve Act (12 U.S.C. 'SS'375b).

         For a discussion of the compensation received by directors, Board Nominees and executive officers, see "Director Compensation" and "Executive Compensation."

Security Ownership of Management

         The following table sets forth certain information concerning the interests in AFC Common Stock as of the Record Date of each director and Board Nominee of AFC, each executive officer of AFC named in the Summary Compensation Table and all directors and executive officers of AFC as a group. For purposes of the Annual Meeting, AFC Common Stock is the only AFC voting stock outstanding.

                                      Amount and Nature
Name of Beneficial Owner        of Beneficial Ownership (1)(2)   Percent of Class (3)
------------------------        ------------------------------   --------------------
George L. Engelke, Jr.                 3,582,449 (4)(5)                  3.22
Gerard C. Keegan                         525,741 (6)
Andrew M. Burger                         198,003 (7)
John J. Conefry, Jr.                      58,734 (8)
Denis J. Connors                         285,130 (9)
Robert J. Conway                          99,897
Thomas J. Donahue                        224,899 (10)
Peter C. Haeffner, Jr.                    66,144 (11)
Ralph F. Palleschi                        75,000
Thomas V. Powderly                        75,000 (12)
Leo J. Waters                             39,876 (13)
Donald D. Wenk                           104,433
Alan P. Eggleston                      1,289,502 (5)(14)                 1.17
Arnold K. Greenberg                    1,647,805 (5)(15)                 1.50
Monte N. Redman                        1,664,395 (5)(16)                 1.51
All directors, Board Nominees
  and executive officers as a
  group (16 persons)                   7,860,169 (17)                    6.94


--------------------------

(1) Except as otherwise indicated, each person listed has sole voting and investment power with respect to the shares of AFC Common Stock indicated.

(2) Included are shares of AFC Common Stock which could be acquired within 60 days of the Record Date pursuant to options to acquire AFC Common Stock as follows: Mr. Engelke (1,519,266 shares), Mr. Keegan (382,500 shares), Mr. Burger (48,000 shares), Mr. Conefry (42,000 shares), Mr. Connors (60,000 shares), Mr. Conway (59,364 shares), Mr. Donahue (57,000 shares), Mr. Haeffner (42,000 shares), Mr. Palleschi (66,000 shares), Mr. Powderly (6,000 shares), Mr. Waters (36,138 shares), Mr. Wenk (42,000 shares), Mr. Eggleston (312,000 shares), Mr. Greenberg (289,500 shares), Mr. Redman (560,826 shares), and all directors, Board Nominees and executive officers as a group (3,710,337 shares).

(3) Except as otherwise indicated, the percent of class beneficially owned does not exceed one percent (1.00%).

(4) Included are 814,115 shares of AFC Common Stock as to which Mr. Engelke has shared voting and investment power and 29,850 shares of AFC Common Stock as to which he has shared voting and sole investment power.

(5) Messrs. Engelke, Eggleston, Greenberg and Redman are among the trustees of the Association Employees' Pension Plan. As such, each has included within the shares beneficially owned by them 773,308 shares of AFC Common stock held by the Association Employees' Pension Plan, as to which each has shared voting and investment power.

(6) Included are 43,488 shares of AFC Common Stock as to which Mr. Keegan has shared voting and investment power.

(7) Included are 75,000 shares of AFC Common Stock as to which Mr. Burger has shared voting and investment power.

(8) Included are 1,740 shares of AFC Common Stock as to which Mr. Conefry has shared voting and investment power.

(9) Included are 75,000 shares of AFC Common Stock as to which Mr. Connors has shared voting and investment power.

(10) Included are 167,893 shares of AFC Common Stock as to which Mr. Donahue has shared voting and investment power.

(11) Included are 900 shares of AFC Common Stock as to which Mr. Haeffner has shared voting and investment power.

(12) Included are 69,000 shares of AFC Common Stock as to which Mr. Powderly has shared voting and investment power.

(13) Included are 855 shares of AFC Common Stock as to which Mr. Waters has shared voting and investment power.

(14) Included are 944,520 shares of AFC Common Stock as to which Mr. Eggleston has shared voting and investment power and 8,271 shares of AFC Common Stock as to which he has shared voting and sole investment power.

(15) Included are 868,823 shares of AFC Common Stock as to which Mr. Greenberg has shared voting and investment power and 50,491 shares of AFC Common Stock as to which he has shared voting and sole investment power.

(16) Included are 814,839 shares of AFC Common Stock as to which Mr. Redman has shared voting and investment power.

(17) Included are 1,611,592 shares of AFC Common Stock as to which directors, Board Nominees and executive officers, as a group, have shared voting and investment power (which includes 773,308 shares of AFC Common Stock held by the Association Employees' Pension Plan, as to which certain officers have shared voting and investment power, as described in note (5) above) and 88,612 shares of AFC Common Stock as to which they have shared voting and sole investment power.

Director Compensation

         Directors' and Other Fee Arrangements

         All non-employee directors of AFC receive an annual retainer of $22,000. No additional fees for attendance at Board meetings are paid. All members of the Board also serve as directors of the Association. All non-employee directors of the Association receive an annual retainer of $44,000. No additional fees for attendance at Association Board of Directors meetings are paid. The Chairman of the Audit Committee of AFC and the Association receives an additional annual retainer of $10,000 in the aggregate and all members of the Audit Committee receive a $1,000 fee per Audit Committee meeting attended. The Chairman of the Nominating and Corporate Governance Committee of AFC and the Association receives an additional annual retainer of $10,000 in the aggregate and all members of the Nominating and Corporate Governance Committee receive a $1,000 fee per Nominating and Corporate Governance Committee meeting attended. The Chairman of the Compensation Committee of AFC and the Association receives an additional annual retainer of $5,000 in the aggregate and all members of the Compensation Committee receive a $1,000 fee per Compensation Committee meeting attended. Typically, committee meetings of AFC and the Association are held as joint meetings and only a single meeting fee is paid.

         Directors' Option Plans

         AFC maintains the 1996 Directors Option Plan, pursuant to which options were previously granted to directors, but which has remained frozen by the Board since 1999. AFC also maintains the 1999 Directors Option Plan pursuant to which non-employee directors of AFC and the Association are granted options on terms previously approved by the shareholders of AFC.

         Pursuant to the 1999 Directors Option Plan, each person who first becomes a non-employee director of AFC or the Association after May 19, 1999 is granted, on the 15th day of the month following the month in which he or she becomes a non-employee director, an option to purchase 12,000 shares of AFC Common Stock at an exercise price per share equal to the final quoted sale price for AFC Common Stock, excluding after-hours trading, on the NYSE on the date of grant. In addition, on January 15th of each succeeding year, each person who is then a non-employee director receives a grant of an option to purchase an additional 6,000 shares of AFC Common Stock at an exercise price per share equal to the final quoted sale price for AFC Common Stock, excluding after-hours trading, on the NYSE on the date of grant. All options granted pursuant to the 1999 Directors Option Plan vest and become exercisable upon grant.

         All options granted under the 1996 Directors Option Plan or the 1999 Directors Option Plan expire upon the earlier of 10 years following the date of grant or one year following the date the director ceases to be a director for any reason other than removal for cause, in which case the director's options immediately terminate.

         Directors' Retirement Plan

         This plan provides retirement benefits for directors of AFC or the Association with at least 10 years of service, who are not and have not been employees of AFC, the Association or any of their predecessors in interest. The benefit is a life annuity payable beginning in the month following termination of service as a director or attainment of age 65, whichever is later. The annual benefit amount is equal to 100% of the annualized aggregate rate of fees paid for service as a non-employee director of

AFC or the Association for the last month of service prior to retirement, reduced by 5% for each year that the director's years of service totals less than 20 years. In the event of a change of control of AFC or the Association, each participating director may require the Association or its successor to pay either (1) a lump sum payment, within 30 days following the change of control or upon the director ceasing to serve as a director, whichever is later, equal to the actuarially determined present value of the future benefits payable to the director or (2) an amount into a grantor trust adequate to fund the benefits as they become otherwise due. Pursuant to the terms of the plan, the LIB Acquisition constituted a change of control of AFC. In March 1999, AFC and the Association amended this plan to provide that no director who first joins the Board or the Board of Directors of the Association after March 1, 1999 will be eligible to participate in the plan.

         Directors Deferred Compensation Plan

         Pursuant to this plan, outside directors of either AFC or the Association may elect to defer receipt of all or any part of their directors' fees. Deferred fees are carried on the books of AFC as an unfunded obligation and are credited with interest quarterly at a rate equal to the average of AFC's consolidated cost of funds and yield on investments for the preceding quarter, unless the cost of funds exceeds the yield on investments, in which case the rate is based upon the preceding quarter's consolidated yield on investments. In the event of a change of control of AFC or the Association, each participating director may elect that his fees, with accrued interest, be placed in a grantor trust established for the benefit of the director, applied to the purchase of an insurance company annuity contract, or be paid directly by AFC or its successor.

         Directors' Death Benefit

         This plan provides that if a non-employee director dies while in service as a director of AFC or the Association, the director's designated beneficiary will receive from AFC a payment equal to one year's directors' fees at the rate in effect immediately preceding his or her death. If a director leaves the service of AFC and the Association for any reason other than death, all rights to any benefit under this plan cease.

Executive Compensation

         The Report of the Compensation Committee on Executive Compensation and the Stock Performance Chart shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, referred to as the Securities Act, or under the Exchange Act, except to the extent that AFC specifically incorporates this information by reference, and otherwise shall not be deemed "soliciting materials" filed with the SEC or subject to Regulations 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Exchange Act.

         Report of the Compensation Committee on Executive Compensation

         Under rules established by the SEC, AFC is required to provide certain data and information regarding the compensation and benefits provided to AFC's Chief Executive Officer and certain other executives of AFC. The disclosure requirements for the Chief Executive Officer and such other executives include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee of AFC, at the direction of the Board, has prepared the following report for inclusion in this Proxy Statement.

         General. The compensation of the executive officers of AFC for fiscal year 2004 was reviewed by the Compensation Committee of AFC in December 2003 and January 2004 and was ratified and approved by the Board.

         The Compensation Committee of AFC met on five (5) occasions during fiscal 2004. It met to review corporate performance against established target awards, performance goals and corporate performance measures to determine the incentive payments to be made to the executive officers pursuant to the Executive Incentive Plan for 2003 and to establish target awards, performance goals and corporate performance measures to be utilized with respect to the executive officers pursuant to the Executive Incentive Plan for 2005. The Committee also met and granted stock options under the 2003 Stock Option Plan to, among others, executive officers, reviewed the performance of the executive officers and established compensation levels for the executive officers of AFC for fiscal year 2005.

         In connection with establishing compensation levels for the executive officers for fiscal year 2004, the Compensation Committee considered the results of a study by Mercer Human Resource Consulting, referred to as Mercer, which AFC retained during 2002 to undertake an extensive senior executive compensation study. The purpose of the study was to assess the competitiveness of AFC's and the Association's total compensation program for their senior executives, including the executive officers, and make recommendations to the Compensation Committee. During 2004, the Compensation Committee retained the services of GK Partners, a compensation consultant, for the purposes of evaluating the amount and structure of the executive officers' compensation, including that of the Chief Executive Officer. The Compensation Committee also reviewed the amount and reasonableness of compensation that would be payable to the executive officers pursuant to their employment contracts and to all officers under a variety of circumstances, including upon a change of control. Based upon this review, it was determined that the levels of compensation paid to the executive officers were generally reasonable and competitive with other similar institutions. It was, however, the recommendation of GK Partners that the Compensation Committee consider altering the goal structure of the Executive Incentive Plan. GK Partners found that in years in which no incentives were paid under the existing goal structure, total executive compensation fell significantly below that provided by comparable companies and that, in the past, the cause for failing to meet the specified target under the existing structure was due to market factors largely beyond the control of management. GK Partners also recommended that the Compensation Committee consider forms of equity compensation in addition or as an alternative to those provided for in the 2003 Stock Option Plan.

         During 2004, the Compensation Committee, pursuant to the Corporate Governance Guidelines, reviewed whether it was appropriate to institute share ownership guidelines applicable to the executive officers. The Committee determined that imposing such guidelines would further align the interests of management with that of the shareholders. As a result, the Committee adopted guidelines indicating that the Chief Executive Officer and the other executive officers should maintain AFC Common Stock beneficial ownership interests, excluding derivative securities, having a market value of not less than 5 times and 3 times their annual base salaries, respectively. While the guidelines, as adopted, provide for a phase-in period of five years to acquire such holdings, all of the executive officers currently meet the fully phased-in requirement.

         Executive Compensation Philosophy. The primary objective of the executive compensation program of AFC and the Association is to attract and retain highly skilled and motivated executive officers who will manage AFC in a manner to promote prudent growth and profitability and advance the interests of its shareholders. The compensation program is designed to provide levels of compensation which are competitive and reflective of the organization's performance in achieving its goals and objectives, both financial and non-financial, as determined in its business plan. The program aligns the interests of the executives with those of the shareholders of AFC by providing a proprietary interest in AFC, the value of which can be significantly enhanced by the appreciation of AFC Common Stock. The program also seeks to adequately provide for the needs of the executives upon retirement based upon the length of service provided to AFC and the Association and the appreciation of AFC Common Stock.

         In structuring its executive compensation program, AFC considers the before and after tax financial impact the program will have on AFC and the Association. Section 162(m) of the Internal Revenue Code of 1986, as amended, referred to as the Code, places a limitation of $1 million on the deductibility by AFC of certain elements of compensation earned by each of the executives named in the "Summary Compensation Table" on page 22, referred to individually as a Named Executive or collectively as the Named Executives, who were employed by AFC or the Association at year end. This limitation does not apply to all institutions within AFC's industry or to all companies from which it would recruit executive personnel. AFC has generally submitted compensation and benefit plans to its shareholders for approval when required, in order to maintain the deductibility of payments made to the Named Executives. As a result of the approval of such plans and based upon the level and composition of the compensation of its executive officers, the limitations contained in Section 162(m) of the Code did not materially impact the financial condition or results of operations of AFC for the year ended December 31, 2004.

         The executive compensation program of AFC consists of four (4) elements: Base Salary, Short-term Incentive Compensation, Long-term Incentive Compensation and Retirement Benefits. The following is a discussion of each of these components.

         Base Salary. Salary levels are designed to be competitive with cash compensation levels paid to similar executives at banking and thrift institutions of similar size and standing, giving due consideration to the marketplace in which AFC and the Association operate. Base salary is considered in conjunction with the short-term incentive compensation component of the executive compensation program. Base salary is set at a level to provide a reasonably competitive level of base compensation even if AFC, due to factors outside of the control of the executives, fails to meet its minimum threshold targets such that no awards are made under the short-term incentive component of the compensation program, as occurred for 2003.

         To determine whether or not base salary and short-term incentive compensation, discussed below, for 2004 were set at levels that were competitive, the Compensation Committee reviewed a number of sources of information, including the SNL Executive Compensation Review 2003, Banks and Thrifts and the Mercer study noted above. Particular emphasis was placed on those institutions that were of similar asset size and standing to that of AFC.

         As a result of their analysis, the Compensation Committee in December 2003 approved, and the Board ratified, total 2004 base salary compensation of $3,208,000 for the six (6) executive officers, compared to $2,962,000 paid to such officers for 2003. Included was a promotion adjustment for a newly appointed executive officer, not among the Named Executives. The Chief Executive Officer received a $25,000 salary increase, to $1,000,000 per annum. The remaining five (5) executive officers received increases for 2004 averaging 11.12% (excluding the promotion adjustment noted above, such increases averaged 4.71%), ranging from a high of 65.09% to a low of 4.24%. Excluding the promotion adjustment noted, all such increases reflected the increased cost of living within the market from which AFC draws its workforce.

         The executive officers are provided with certain perquisites. All executive officers are provided with a company owned or leased automobile for their business and personal use. The Chief Executive Officer is also provided with a golf club membership.

         Short-term Incentive Compensation. Short-term incentive compensation consists of awards paid pursuant to the Executive Incentive Plan. The Board and Compensation Committee of AFC recognize that the operation of AFC is substantially affected by the environment in which it operates. It is expected that its executives will maintain systems in place to monitor that environment and will take steps to foresee and manage the various risks that such environment presents. The Board and the Compensation Committee also believe that, to be effective, the attainment of targets established under the short-term incentive component of the compensation program should be both challenging, yet prudently attainable.

         The Executive Incentive Plan for 2004 provided for a target incentive equal to seventy percent (70%) of base salary for the Chief Executive Officer and forty-five percent (45%) of base salary in the case of each of the other executive officers.

         The performance measurement utilized for 2004 was the diluted earnings per share of AFC Common Stock. A series of achievement levels was established, with each level assigned a percentage award from zero percent (0%) up to two hundred percent (200%). The zero percent (0%) award represented performance below a reasonable threshold level of achievement. The Compensation Committee of AFC, which administers the plan, has discretion under the Executive Incentive Plan to reduce a calculated award, but not to increase it.

         For fiscal year 2004, the Compensation Committee, pursuant to the terms of the Executive Incentive Plan, certified that AFC's financial performance resulted in awards of one hundred fifty percent (150%) of the applicable target incentive.

         For fiscal year 2005, the Compensation Committee altered the performance measures to be utilized in connection with the current year's short term incentive program. Historically, diluted earnings per common share has been the exclusive measure of performance. While the Committee believes this measure continues to be the most appropriate, it does not capture any components of the quality of the earnings generated. The Compensation Committee believes that encouraging prudent returns on capital in combination with strong earnings performance is a preferable measurement of executive management performance. Therefore, for 2005, the Committee established a performance measurement that will be based 75% on diluted earnings per share and 25% on return on average shareholders' equity.

         Long-term Incentive Compensation. The long-term incentive compensation portion of AFC's and the Association's compensation program consists of the Incentive Option Plan, the 1996 Officer Option Plan, the 1999 Officer Option Plan and the 2003 Stock Option Plan. These plans are designed to provide incentives for long-term positive performance by the executive and other officers and to align their financial interests with those of AFC shareholders by providing the opportunity to participate in AFC Common Stock price appreciation, if any, which may occur after the date of grant of stock options pursuant to such plans.

         See the table on page 13 related to the beneficial ownership of AFC Common Stock by the directors, Board Nominees and executive officers of AFC and "Executive Compensation - Incentive Option Plans" on pages 24 through 26 for further information regarding certain options outstanding with respect to the Named Executives.

         The Compensation Committee and the Board reviewed for 2005 the nature of long-term incentive compensation provided to the executive officers and others, which following the Association's conversion to stock form of ownership in 1993 has historically taken the form of stock options. In order to provide additional flexibility to the Compensation Committee and the Board to compensate the executive officers and others, and with due consideration to the upcoming implementation of changes in accounting policies with respect to certain forms of equity compensation and the dilutive effect that certain equity compensation programs have with respect to shareholders' interests, the Board, subject to shareholder approval, has adopted the 2005 Stock Incentive Plan. See Proposal No. 2, beginning on page 27.

         Retirement Benefits. Retirement benefits are designed to provide for an adequate level of income to each executive officer following his or her retirement from AFC and the Association based upon length of service and to support the goals and objectives of the remainder of the compensation program. The retirement benefits are provided through the Association ESOP, the Association Incentive Savings Plan, the Association Employees' Pension Plan, referred to as the Pension Plan, the Association Excess Benefit Plan, referred to as the Excess Plan, and the Association Supplemental Benefit Plan, referred to as the Supplemental Plan. See "Executive Compensation - Pension Plans" for a description of the Pension Plan, the Excess Plan and the Supplemental Plan which are all defined benefit pension plans.

         The Association maintains the Association ESOP and ESOP Trust for the benefit of the salaried employees of AFC and the Association. The Association ESOP provides for the allocation of shares of AFC Common Stock and other contributions, if any, based on payments by the Association of loans made by AFC to the Association ESOP. See the "Summary Compensation Table" on page 22 and the table on page 13 related to the beneficial ownership of AFC Common Stock by the directors, Board Nominees and executive officers of AFC for further information regarding the ownership of AFC Common Stock by the Named Executives.

         Compensation of the Chief Executive Officer. The Compensation Committee met in December 2003 to review the performance of the executive officers during 2003, to establish recommended compensation levels for such officers for 2004 and to discuss appropriate goals and participation levels with respect to such officers' participation in the Executive Incentive Plan.

         At the December 2003 meeting, the projected financial performance of AFC and the accomplishment of financial and non-financial goals and objectives of AFC and the Association, as set forth in the prior year business plan, were reviewed as was the performance of the executive officers of AFC. Mr. Engelke provided the Compensation Committee with insights as to both his own performance and that of the other executive officers and recommended compensation adjustments with respect to the other executive officers.

         The Compensation Committee, based upon these discussions, determined the level of salary for the executive officers, including the Chief Executive Officer, to take effect January 1, 2004. As part of that determination, the Compensation Committee utilized relative information provided in the SNL Executive Compensation Review 2003, Banks and Thrifts and the Mercer report. The Compensation Committee recommended, and the Board approved, that the compensation of the Chief Executive Officer be increased from $975,000 per annum in 2003 to $1,000,000 per annum in 2004 and that his target incentive remain at seventy percent (70%) of base salary pursuant to the Executive Incentive Plan. The increase in compensation reflected the increased cost of living in the market area from which AFC draws its workforce.

                          Compensation Committee of AFC

        Denis J. Connors, Chairman                  Thomas J. Donahue
        Andrew M. Burger                            Ralph F. Palleschi
        Robert J. Conway                            Donald D. Wenk

         Compensation Committee Interlocks and Insider Participation

         Recommendations to the Compensation Committee of AFC with respect to both executive officers' and non-executive officers' salaries are presented by Mr. Engelke. Mr. Engelke also provides insight to the Compensation Committee regarding his performance and that of the other officers of AFC, both executive and non-executive, and provides other recommendations regarding executive officer compensation. Mr. Engelke does not attend or participate in the Committee's deliberations or approval of compensation issues relating to himself. There are no interlocking relationships requiring disclosure in this Proxy Statement between any executive officers of AFC, members of the Compensation Committee of AFC and any other entity.

         Stock Performance Chart

         The following graph shows a comparison of cumulative total shareholder return on AFC Common Stock for its last five fiscal years commencing on January 1, 2000, with the cumulative total returns of both a broad market index, the Standard & Poor's 500 Stock Index, and a peer group index, the Financials Sector of the Standard & Poor's 400 Mid-cap Index. The peer group index set forth in the graph below consists of a different set of institutions than that considered by the Compensation Committee or the Board in determining the compensation of the executive officers.

                    Comparison of Cumulative Total Return of
                   AFC Common Stock, Market and Peer Group (1)


                                    [GRAPH]


               AFC Common Stock, Market and Peer Group Indices (1)

                             AFC Common Stock           S&P 500 Stock Index        S&P Midcap 400 Financials Index
                             ----------------           -------------------        -------------------------------
Dec. 31, 1999                    $100.00                      $100.00                          $100.00
Dec. 29, 2000                     184.29                        90.90                           121.69
Dec. 29, 2001                     183.63                        80.09                           122.51
Dec. 31, 2002                     193.21                        62.39                           113.92
Dec. 31, 2003                     272.61                        80.29                           153.14
Dec. 31, 2004                     300.53                        89.03                           183.58


(1) Assumes $100 invested at the close of business on December 31, 1999 and all dividends reinvested through the end of AFC's fiscal year ended December 31, 2004.

         Summary Compensation Table

         The following table shows, for the fiscal years ended December 31, 2004, 2003 and 2002, the cash compensation paid by AFC and the Association, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and the next four highest paid executive officers of AFC and the Association who received salary and bonuses in excess of $100,000 for the 2004 fiscal year.

                                     Annual Compensation       Long Term Compensation
                               ------------------------------  ----------------------
                                                                       Awards          Payouts
                                                               ----------------------  -------
                                                       Other               Securities             All
                                                      Annual   Restricted  Underlying            Other
                                                      Compen-    Stock      Options/    LTIP    Compen-
Name and                         Salary      Bonus    sation     Awards       SARs     Payouts  sation
Principal Positions      Year     ($)       ($)(1)     ($)       ($)(2)     (#)(2)       ($)    ($)(3)
-------------------      ----  ----------  ---------  -------  ----------  ----------  -------  ------
George L. Engelke, Jr.   2004   1,000,000  1,050,000     -         -        397,500       -     41,981
   Chairman, President,  2003     975,000          0     -         -        315,000       -     39,842
   CEO, Director and     2002     950,000    524,875     -         -        405,000       -     37,470
   Nominee


Monte N. Redman          2004     540,000    364,500     -         -        180,000       -     43,654
   Executive Vice        2003     515,000          0     -         -        130,500       -     39,842
   President and Chief   2002     490,000    166,600     -         -        171,000       -     37,470
   Financial Officer


Gerard C. Keegan         2004     480,000    324,000     -         -        144,000       -     36,082
   Vice Chairman, Chief  2003     460,000          0     -         -        102,000       -     34,934
   Administrative        2002     440,000    149,600     -         -        142,000       -     35,360
   Officer and Director


Arnold K. Greenberg      2004     443,000    299,025     -         -        132,000       -     43,654
   Executive Vice        2003     425,000          0     -         -         94,000       -     39,842
   President             2002     405,000    137,700     -         -        130,500       -     37,470


Alan P. Eggleston        2004     395,000    266,625     -         -        120,000       -     40,285
   Executive Vice        2003     375,000          0     -         -         88,500       -     37,641
   President, Secretary  2002     350,000    119,000     -         -        121,500       -     36,470
   and General Counsel

-----------------

(1) Consists of payments pursuant to the Executive Incentive Plan. This plan is a Short-term Incentive Compensation Plan. See "Executive Compensation - Report of the Compensation Committee on Executive Compensation" on pages 15 through 20 above.

(2) Options with limited stock appreciation rights, or LSARs, attached were granted to the Named Executives during 2004, 2003 and 2002. No freestanding stock appreciation rights, or SARs, have been granted to the Named Executives. See "Executive Compensation - Incentive Option Plans" on pages 24 through 26.

(3) Represents the fair market value of AFC Common Stock and cash which was or is estimated to be allocated under the Association ESOP to the account of the Named Executive for the years ended December 31, 2004, 2003 and 2002, respectively, based upon the closing price per share of AFC Common Stock of $26.65, $24.80, and $18.10, as quoted on the NYSE on December 31, 2004, 2003 and 2002, respectively.

         Employment Agreements

         AFC and the Association have entered into employment agreements with each of the executive officers. The employment agreements each provide for a three-year term. The Association's employment agreements each run from the first day of January. Prior to January 1st each year, the Board of Directors of the Association may extend the employment agreements with the Association for an additional year such that the remaining terms shall be 3 years. Prior to January 1, 2005, such employment agreements were so extended. The agreements with AFC automatically extend daily, so as to maintain their original term, unless written notice of non-renewal is given by the Board. No such notice has been given to any current executive officer.

         The employment agreements provide for minimum salaries and the executives' participation in retirement plans, group life, medical and disability insurance plans and any other employee benefit programs. The employment agreements also provide that AFC and the Association will maintain, for the benefit of the executives, directors' and officers' liability insurance and will indemnify the executives on prescribed terms for claims and related costs and liabilities arising from the services provided pursuant to the employment agreements for a period of six years beyond the termination of such agreements.

         The employment agreements provide for termination of each of the executives' employment at any time by AFC or the Association with or without cause. Each executive would be entitled to a severance payment in the event the executive's employment terminates (1) due to AFC's or the Association's respective (A) failure to re-elect the executive to his current office, and in the case of Messrs. Engelke's and Keegan's employment agreements, to the Board;
(B) failure by whatever cause to vest in the executive the functions, duties or responsibilities prescribed for the executive in such agreement; (C) material breach of the employment agreements or reduction of the executive's base salary or other change to the terms and conditions of the executive's compensation and benefits which either individually or in the aggregate, as to such executive, has a material adverse effect on the aggregate value of the total compensation package provided to such executive; or (D) relocation of the executive's principal place of employment outside of Nassau or Queens Counties of New York; or (2) for reasons other than (A) for cause; (B) voluntary resignation, except as a result of the actions specified under clause (1) above or following a change of control, as defined in the agreements; (C) following the executive's attainment of mandatory retirement age for executive officers (currently 70 years of age); (D) death; (E) long term disability; or (F) expiration of the term of the employment agreement.

         The severance payment to which an executive would be entitled includes:
(1) continued life, medical and disability insurance benefits for the remainder of the contract term; (2) a lump sum payment equal to the salary, potential incentive compensation, present value of pension benefits, and the profit-sharing and ESOP benefits the executive would have earned during the remainder of the contract term; (3) accelerated vesting of all outstanding options; and (4) a cash settlement, at the election of AFC or the Association, of all outstanding options.

         For any taxable year in which an executive would be liable for the payment of excise taxes under Section 4999 of the Code with respect to any compensation paid by AFC or any of its affiliated companies, AFC will pay to or on behalf of the executive, an amount, in addition to the severance payment, sufficient to maintain the after-tax severance benefit as though the excise tax specified in Section 4999 of the Code did not apply.

         Incentive Option Plans

         The following table sets forth all grants of options (and LSARs) under the 2003 Stock Option Plan to the Named Executives during 2004 and contains certain information about the potential value of these options based upon certain assumptions as to the appreciation of AFC Common Stock over the life of the option. During 2004, no options or SARs were granted pursuant to the Incentive Option Plan, the 1996 Officer Option Plan or the 1999 Officer Option Plan, nor did AFC adjust or amend the exercise price of any stock options or SARs previously awarded to any of the Named Executives.

                      Option/SAR Grants in Last Fiscal Year



                                                                                          Potential
                                                                                      Realizable Value at
                                                                                       Assumed Annual
                                                                                        Rates of Stock
                                                                                            Price
                                                                                         Appreciation
                                            Individual Grants                          for Option Term (3)
                        -------------------------------------------------------       ------------------------
                                      % of Total
                                      Options/
                        Securities    SARs
                        Underlying    Granted to   Exercise
                        Options/      Employees    or Base
                        SARs          in Fiscal    Price Per        Expiration
                        Granted (1)   Year         Share (2)           Date               5%             10%
                        -------------------------------------------------------       ------------------------
George L. Engelke, Jr.   397,500        20.40%     $26.63           12/14/2014       $6,656,284     $16,868,332
Monte N. Redman          180,000         9.24%     $26.63           12/14/2014       $3,014,167     $ 7,638,490
Gerard C. Keegan         144,000         7.39%     $26.63           12/14/2014       $2,411,333     $ 6,110,792
Arnold K. Greenberg      132,000         6.77%     $26.63           12/14/2014       $2,210,389     $ 5,601,559
Alan P. Eggleston        120,000         6.16%     $26.63           12/14/2014       $2,009,444     $ 5,092,326



--------------------
(1) Each Named Executive who received an option grant received an option to purchase 2,503 shares of AFC Common Stock which is intended to qualify as an incentive stock option. The remaining options are non-qualified stock options. All options granted to the Named Executives have a ten year term and vest on January 10, 2008. See "Executive Compensation - Employment Agreements" on pages 22 through 23. All such options also vest and become immediately exercisable upon death, disability, retirement or in the event of a change in control or threatened change in control, as defined in the 2003 Stock Option Plan. All such options were granted in tandem with LSARs which provide that, in the event of a change in control, during the period commencing on the change in control and ending at the later of six (6) months following such date or thirty (30) days following the earliest date on which the Named Executive may exercise the LSAR without subjecting himself to liability under Section 16 of the Exchange Act, the Named Executive may, in lieu of exercising the option, surrender the option and receive a payment in cash, on a per share basis, equal to the difference between the exercise price per share and the greater of (1) the highest price paid per share of AFC Common Stock by any person who initiated or sought to effect the change in control during the one-year period ending on the date of the change in control or (2) the average of the fair market value per share as defined in the 2003 Stock Option Plan over the last ten trading days preceding the date of exercise of the LSAR.
(2) The exercise price may be paid in whole or in part in cash or through the surrender of previously held shares of AFC Common Stock.
(3) The amounts stated assume the specified annual rates of appreciation only. Actual experience is dependent on the future performance of AFC Common Stock and overall stock market conditions. There can be no assurance that the amounts reflected in this table will be achieved.

         The following table provides certain information with respect to options exercised by the Named Executives during 2004 and the number of shares of AFC Common Stock represented by outstanding stock options held by the Named Executives as of December 31, 2004. Also reported are the values for "in-the-money" options, which represent the positive spread between the exercise price of any outstanding stock options and the closing price per share of AFC Common Stock of $26.65 as reported on the NYSE on December 31, 2004.

             Aggregate Option/SAR Exercises in Last Fiscal Year and
                        Fiscal Year End Option/SAR Values


                                                                         Number of                Value of
                                                                         Securities Underlying    Unexercised
                                                                         Unexercised              in-the-Money
                                                                         Options/SARS             Options/SARs
                                                                         at Fiscal Year-          at Fiscal Year-
                                                                         End (#)                  End ($)
                              Shares Acquired                            Exercisable/             Exercisable/
         Name                  on Exercise (#)    Value Realized (1)     Unexercisable (2)        Unexercisable (2)(3)
-------------------------     ---------------     ------------------     -----------------        --------------------
George L. Engelke, Jr.            22,734               $ 151,220         1,519,266 /1,117,500     $17,799,559 / $4,217,550
Monte N. Redman                    6,036               $  56,756         566,766 / 481,500        $ 6,546,623 / $1,775,370
Gerard C. Keegan                       0               $       0         382,500 / 388,500        $ 4,184,408 / $1,464,190
Arnold K. Greenberg                    0               $       0         289,500 / 357,000        $ 4,140,335 / $1,343,340
Alan P. Eggleston                 30,000               $ 419,010         384,000 / 330,000        $ 4,267,070 / $1,251,800


--------------------
(1) Represents the fair market value per share of AFC Common Stock as quoted on the NYSE on the day the option was exercised minus the exercise price per share of the option exercised times the number of shares of AFC Common Stock as to which the option was exercised.
(2) Whether an option is exercisable or unexercisable has been determined as of the Record Date.
(3) Represents the fair market value per share of AFC Common Stock at fiscal year end based upon the closing price of $26.65, as quoted on the NYSE on December 31, 2004, minus the exercise price per share of the options outstanding times the number of shares of AFC Common Stock as to which the option relates.

         The following chart provides information as of December 31, 2004 with respect to compensation plans, including individual compensation arrangements, under which equity securities of AFC are authorized for issuance:



      Plan Category (1)                 Number of                 Weighted-average           Number of securities
                                 securities to be issued         exercise price of          remaining available for
                                     upon exercise of           outstanding options,         future issuance under
                                   outstanding options,         warrants and rights          equity compensation
                                   warrants and rights                                         plans (excluding
                                                                                            securities reflected in
                                                                                                 column (a))
                                           (a)                           (b)                          (c)
Equity compensation plans
approved by security
holders (2)                             10,913,133                     $19.03                      1,670,400

Equity compensation plans
not approved by security
holders (2)                               9,000                        $4.64                           0

Total (3)                               10,922,133                     $19.02                      1,670,400



--------------------
(1) Excluded is any employee benefit plan that is intended to meet the qualification requirements of Section 401(a) of the Code, such as the Association ESOP and the Incentive Savings Plan. Also excluded are warrants or rights issuable to all security holders of AFC as such on a pro rata basis, such as those issuable pursuant to the Rights Agreement between AFC and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, dated as of July 17, 1996, as amended. The only equity security issuable under the equity compensation plans referenced in the table is AFC Common Stock and the only equity compensation plans are stock option plans or arrangements which provide for the issuance of AFC Common Stock upon the exercise of options.

(2) With respect to "Equity compensation plans approved by security holders," included are 54,000 shares of AFC Common Stock with respect to which options were granted pursuant to the terms and conditions of The Greater Acquisition merger agreement and 58,599 shares of AFC Common Stock with respect to which options were granted pursuant to the terms and conditions of the LIB Acquisition merger agreement. Both of these merger agreements were approved by the holders of AFC Common Stock. Neither arrangement provides for the future issuance or grant of additional options, warrants or rights. With respect to "Equity compensation plans not approved by security holders," included are 9,000 shares of AFC Common Stock with respect to which options were granted pursuant to the terms and conditions of the Fidelity Acquisition merger agreement. Upon consummation of the Fidelity Acquisition on January 31, 1995 and pursuant to the terms of the Fidelity Acquisition merger agreement, AFC appointed for a period of three years all the members of Fidelity's Board of Directors as members of a newly formed advisory board of AFC, the function of which was to advise AFC on deposit and lending activities in Fidelity's former market area and to maintain and develop customer relationships. In consideration of such service and as further provided in the merger agreement, AFC granted to each member of such advisory board who was not an employee, consultant or director of AFC or the Association an option to purchase 24,000 shares of AFC Common Stock. The options each had an exercise price equal to the average of the closing prices of AFC Common Stock on the NASDAQ National Market on each trading day during the period of twenty (20) consecutive trading days ending with the last trading day before the effective date of the merger, were fully vested and nonforfeitable, had a term of ten (10) years, and provided for reasonable registration rights. This arrangement does not provide for the future issuance or grant of additional options, warrants or rights.
(3) Of the shares available for future issuance, 1,487,400 were authorized pursuant to the 2003 Stock Option Plan and 183,000 were authorized pursuant to the 1999 Directors Option Plan. The 2003 Stock Option Plan and the 1999 Directors Option Plan provide for automatic adjustments to outstanding options upon certain changes in capitalization. In the event of any stock split, stock dividend or other event generally affecting the number of shares of AFC Common Stock held by each person who is then a record holder of AFC Common Stock, the number of shares covered by each outstanding option and the number of shares available for grant under the plans shall be adjusted to account for such event.

         Pension Plans

          The Employees' Pension Plan is a non-contributory defined benefit pension plan for the benefit of eligible employees. The Excess Plan is a non-qualified plan that provides benefits that would have been provided under the Employees' Pension Plan but for the maximum annual benefit limitation in
Section 415 of the Code ($154,206 for 2004, payable in the form of a ten-year certain and continuous annuity at age 65) and the maximum annual compensation limitation in Section 401(a)(17) of the Code ($205,000 for 2004). The Supplemental Plan is a non-qualified plan under which selected participants in the Employees' Pension Plan receive the retirement benefits that would have been provided under the Employees' Pension Plan had the benefit formula in effect immediately prior to January 1, 1989 remained in effect.

         The following tables set forth the estimated annual benefits payable under the defined benefit pension plans described above upon retirement at age 65 in calendar year 2004, expressed in the form of a ten-year certain and continuous annuity, for the highest five-year average annual base wage (referred to in the table as remuneration) and years of service classifications specified.

Pension and Excess Plans



                                        Creditable Years of Service at Age 65 (1)
                       --------------------------------------------------------------------
Remuneration (2)           15             20             25            30            35 (3)
----------------           --             --             --            --            ------
      $ 125,000        $25,800        $34,500        $43,100       $51,700       $51,700
        150,000         31,800         42,500         53,100        63,700        63,700
        175,000         37,800         50,500         63,100        75,700        75,700
        200,000         43,800         58,500         73,100        87,700        87,700
        225,000         49,800         66,500         83,100        99,700        99,700
        250,000         55,800         74,500         93,100       111,700       111,700
        300,000         67,800         90,500        113,100       135,700       135,700
        400,000         91,800        122,500        153,100       183,700       183,700
        450,000        103,800        138,500        173,100       207,700       207,700
        500,000        115,800        154,500        193,100       231,700       231,700
        750,000        175,800        234,500        293,100       351,700       351,700
      1,000,000        235,800        314,500        393,100       471,700       471,700
      1,200,000        283,800        378,500        473,100       567,700       567,700


Pension, Excess and Supplemental Plans



                                        Creditable Years of Service at Age 65 (1)
                       --------------------------------------------------------------------
Remuneration (2)           15             20             25            30            35 (3)
----------------           --             --             --            --            ------
      $ 125,000        $30,300        $40,400        $50,500       $60,700       $60,700
        150,000         37,800         50,400         63,000        75,700        75,700
        175,000         45,300         60,400         75,500        90,700        90,700
        200,000         52,800         70,400         88,000       105,700       105,700
        225,000         60,300         80,400        100,500       120,700       120,700
        250,000         67,800         90,400        113,000       135,700       135,700
        300,000         82,800        110,400        138,000       165,700       165,700
        400,000        112,800        150,400        188,000       225,700       225,700
        450,000        127,800        170,400        213,000       255,700       255,700
        500,000        142,800        190,400        238,000       285,700       285,700
        750,000        217,800        290,400        363,000       435,700       435,700
      1,000,000        293,800        390,400        488,000       585,700       585,700
      1,200,000        352,800        470,400        588,000       705,700       705,700


--------------------

(1) The benefits listed in the retirement benefits tables are not subject to any Social Security or other offset amounts.
(2) Remuneration under the Employees' Pension Plan, the Excess Plan and the Supplemental Plan is calculated based upon the amount shown in the column of the "Summary Compensation Table" entitled "Salary" and does not include amounts shown in the column entitled "Bonus." The Employees' Pension Plan is a qualified plan and is subject to the compensation limit, described above, contained in Section 401(a)(17) of the Code for calculating the participant's benefit.
(3)      Benefits do not accrue for service in excess of 30 years.

         The Named Executives, as of December 31, 2004, had the following credited service (i.e., benefit service): George L. Engelke, Jr., 33 years 6 months; Monte N. Redman, 27 years 7 months; Gerard C. Keegan, 33 years 9 months; Arnold K. Greenberg, 29 years 7 months; and Alan P. Eggleston, 11 years 1 month.

                                 PROPOSAL NO. 2
                    APPROVAL OF THE 2005 STOCK INCENTIVE PLAN

         AFC is presenting for shareholder approval the 2005 Stock Incentive Plan. AFC expects to grant or award under this plan stock options, stock appreciation rights and/or restricted stock or restricted stock units, which may or may not be performance-based, from time to time to selected officers and employees. The value of these grants and awards will depend on future increases or fluctuations in the trading price of AFC Common Stock. They will link the compensation paid to officers and employees to the value delivered to shareholders through share price appreciation.

Why We Are Asking For Shareholder Approval

         AFC is asking the shareholders to approve the 2005 Stock Incentive Plan in order to permit AFC to grant or award stock options, stock appreciation rights, and/or restricted stock and restricted stock units, the exercise or vesting of which will result in the issuance of up to 5,250,000 shares of AFC Common Stock.

         Applicable law does not require that AFC have shareholder approval before granting or awarding stock options, stock appreciation rights or restricted stock or restricted stock units to its officers and employees. However, AFC is seeking such approval because it believes it to be a good corporate governance practice to do so, in order to preserve its shareholders' access to the NYSE for purchases and sales of AFC Common Stock and to maximize the federal tax deductions available for stock options, stock appreciation rights, restricted stock and restricted stock units that it grants or awards.

         If AFC grants or awards stock options, stock appreciation rights or restricted stock and restricted stock units under this Plan without shareholder approval, it would jeopardize AFC's eligibility to list AFC Common Stock for trading on the NYSE. Under the Code, AFC cannot deduct fiscal year taxable compensation in excess of $1,000,000 that it pays to either its Chief Executive Officer or any of its other Named Executives, unless such compensation meets the law's definition of "qualified performance-based compensation." Stock options, stock appreciation rights or restricted stock and restricted stock units that AFC grants or awards must be, among other things, authorized by shareholders to be considered "qualified performance-based compensation."

         The Board believes that approving the 2005 Stock Incentive Plan will provide additional flexibility to the Compensation Committee and the Board to fashion compensation programs which are considerate of the interests of shareholders, as well as fair to AFC's officers and employees and competitive with programs provided to executives and officers at other comparable institutions.

         Shareholder approval of the 2005 Stock Incentive Plan will not affect options currently outstanding. If AFC's shareholders approve the 2005 Stock Incentive Plan, future grants and awards to officers and employees will be undertaken pursuant the terms set forth in the 2005 Stock Incentive Plan. If AFC's shareholders do not approve the 2005 Stock Incentive Plan, AFC will not implement the 2005 Stock Incentive Plan and AFC may continue to grant stock options to officers and employees pursuant to the 2003 Stock Option Plan, which AFC's shareholders have previously authorized.

Material Provisions of the Plan

         Exhibit A to this Proxy Statement contains the full text of the 2005 Stock Incentive Plan. Exhibit A is incorporated by reference into the following plan summary, which is qualified in its entirety by this reference.

         Maximum Shares Available AFC will reserve and keep available at all times such number of shares of AFC Common Stock as may be required to satisfy the needs of the Plan. A maximum of 5,250,000 shares of AFC Common Stock may be issued under the Plan. The fair market value of such shares is $131,145,000, based on the closing price of AFC Common Stock of $24.98 as quoted by the NYSE as of the close of business on the day preceding the Record Date, the NYSE being closed on the record date. The 5,250,000 shares of AFC Common Stock authorized under the 2005 Stock Incentive Plan includes, as of the Record Date, 1,487,400 shares that remain authorized for new stock option grants under the 2003 Stock Option Plan. Approval of the 2005 Stock Incentive Plan will result in a net increase in shares authorized for new grants or awards of 3,762,600 with a fair market value as of the day preceding the Record Date of $93,989,748.

         Administration of the Plan A committee of outside directors will administer the 2005 Stock Incentive Plan. Its members will be the members of the Compensation Committee of the Board who are "disinterested directors" under the federal tax and securities laws. In general, disinterested directors are directors who (1) are not, and never were, officers or employees of AFC or the Association; (2) do not receive material compensation from AFC and the Association, except for service as a director, in an amount that would require disclosure pursuant to Item 404(a) of Regulation S-K of the SEC; (3) do not possess an interest in any transaction and are not engaged in a business relationship that would require disclosure pursuant to Item 404(a) or (b) of Regulation S-K of the SEC; and (4) are ineligible for discretionary stock option grants under this Plan. The administrative committee must have at least two members and has broad discretionary powers.

         Eligibility Eligibility is open to all officers and employees of AFC and the Association, a total of 2,036 people as of the Record Date. The administrative committee will select the individuals who receive grants or awards of stock options, stock appreciation rights, or restricted stock and restricted stock units. In the past, the administrative committee has granted stock options under previous plans only to senior officers of AFC and the Association who the administrative committee believes are most able to impact the performance of AFC and the Association. In 2004, this group included 68 people.

         Terms and Conditions of Awards The administrative committee may, in its discretion, grant or award any or all of three types of equity-linked awards to eligible individuals: stock options, stock appreciation rights, and restricted stock based awards, which may be in the form of either restricted stock or restricted stock units. The administrative committee will, in its discretion, determine the type of awards to be made and establish other terms and conditions applicable to the award. In establishing the terms and conditions of awards, the administrative committee must observe the following restrictions:

         o It may not grant awards that will result in the issuance of more than 5,250,000 shares of AFC Common Stock in the aggregate.

         o It may not grant or award to any individual who is a "covered employee" under Section 162(m) of the Code more than 1,000,000 shares annually in the form of stock options, stock appreciation rights, or restricted stock based awards.

         o It may not grant a stock option or stock appreciation right with an exercise price that is less than the fair market value of a share of AFC Common Stock on the date of grant.

         o It may not grant a stock option or stock appreciation right with a term longer than 10 years.

         o It may not grant a stock appreciation right that is settled in any medium other than shares of AFC Common Stock.

         o It may not grant awards with an effective date that is before the date that AFC receives shareholder approval of the 2005 Stock Incentive Plan, except for stock option grants currently authorized under the 2003 Stock Incentive Plan as in effect before approval of the 2005 Stock Incentive Plan.

         Stock Options The administrative committee may grant to officers and employees either incentive stock options that qualify for special federal income tax treatment or non-qualified stock options that do not qualify for special federal income tax treatment. Incentive stock options are subject to certain additional restrictions under the Code and the Plan. Unless otherwise designated by the administrative committee, options granted under the Plan will be exercisable for a period of ten years after the date of grant (or five years in the case of an incentive stock option granted to an officer or employee who, at the time of grant, owns shares of AFC Common Stock comprising more than 10 percent (10%) of the total combined voting power of all classes of AFC stock) or for a shorter period ending three months after the option holder's termination of employment for reasons other than death, disability, retirement, or termination for cause, one year after termination of employment due to death, disability or retirement, or immediately upon termination for cause. The exercise period may be further extended (but not beyond a maximum option period of ten years) by up to three years in the event of a change in control and, in the event the option is scheduled to expire while a securities trading suspension is in effect for an option holder, until 90 days following the end of the suspension period.

         Upon the exercise of an option, the exercise price must be paid in full. Payment may be made in cash, in shares of AFC Common Stock already owned by the option holder or in such other consideration as the administrative committee authorizes. Vested options may be transferred prior to exercise only to certain family members and on the death of the option holder. If permitted by the administrative committee, options may be exercised before they are vested. In this event, the shares issued upon exercise will carry a restrictive legend prohibiting transfer prior to the vesting date and requiring, if the vesting conditions are not satisfied, that the shares be returned to AFC in exchange for the lesser of the exercise price paid or the fair market value of the shares when returned. Unless otherwise specified by the administrative committee, stock options will not be exercisable prior to vesting and will vest on the earlier of the first January 10th occurring at least 3 years after the date the option was granted or, in the event of termination of employment due to death, disability or retirement, on the date of the termination of employment. In the event of a change of control, the vesting of all options is accelerated.

         Restricted Stock Restricted stock awards may consist of either shares of restricted stock or restricted stock units. As a general rule, shares of AFC Common Stock that are subject to a restricted stock award are held by the administrative committee for the benefit of the award recipient until vested and, when vested, are transferred to the award recipient. If permitted by the administrative committee, restricted stock may be issued and delivered to the award recipient before vesting. In this event, the shares issued will carry a restrictive legend prohibiting transfer prior to the vesting date and requiring, if the vesting conditions are not satisfied, that the shares be returned to AFC in exchange for the lesser of the amount, if any, paid by the award recipient for such shares when the award was made or the fair market value of the shares when returned. The administrative committee may also grant restricted stock units pursuant to which shares of AFC Common Stock are initially issued and delivered to the award recipient only on vesting. Unless the administrative committee determines otherwise with respect to any restricted stock award, before the shares subject to a restricted stock award are vested and transferred to the award recipient, the award recipient shall exercise any tender rights in his or her discretion and the administrative committee shall exercise voting rights and accumulate any dividends or distributions for distribution at the same time and terms as the underlying shares. Likewise, the administrative committee may provide for payment of sums in lieu of dividends in the case of restricted stock units, however, such awards will not confer voting rights prior to vesting.

         All restricted stock based awards will be subject to a vesting schedule specified by the administrative committee when the award is made. If the administrative committee does not specify a vesting schedule, the award will vest at the rate of 25% per year beginning on the first anniversary of the date of grant. In the event of termination of employment due to death, disability or retirement prior to the vesting date, unvested awards will be deemed vested. All other restricted stock based awards that are unvested at termination of employment will be forfeited, with the award recipient receiving a refund equal to the lesser of the fair market value of the unvested shares at termination of employment or the amount, if any, paid by the award recipient when the award was made. All unvested awards will vest in the event of a change in control.

         Performance-Based Restricted Stock Awards At the time of grant, the administrative committee may designate a restricted stock award as a performance-based restricted stock award. If it does so, the administrative committee shall establish, in addition to or in lieu of service-based vesting requirements, one or more performance goals which must be attained by the award recipient as a condition of retention of the shares. The performance goals shall be based on one or more of the following:


o  Basic earnings per common share,               o  Non-performing loans,

o  Basic cash earnings per common share,          o  Cash flow,

o  Diluted earnings per common share,             o  Net revenue,

o  Diluted cash earnings per common               o  Gross revenue,
   share,
                                                  o  Return on average assets,
o  Net income,
                                                  o  Cash return on average assets,
o  Cash earnings,
                                                  o  Return on average stockholders' equity,
o  Net interest income,
                                                  o  Cash return on average stockholders' equity,
o  Non-interest income,
                                                  o  Return on average tangible stockholders'
o  Fee income,                                       equity,

o  Deposit growth,                                o  Cash return on average tangible stockholders'
                                                     equity,
o  Loan growth
                                                  o  Total shareholder return,
o  General and administrative expense,
                                                  o  Strategic business objectives, consisting of
o  Cash general and administrative                   one or more objectives based upon
   expense,                                          satisfying specified cost targets, business
                                                     expansion goals, and goals relating to
o  General and administrative expense to             acquisitions or divestitures,
   average assets ratio,
                                                  o  Any other performance criteria established
o  Cash general and administrative expense           by the administrative committee, or
   to average assets ratio,
                                                  o  Any combination of the above.
o  Efficiency ratio,

o  Cash efficiency ratio,

o  Net interest spread,

o  Net interest margin,



         Performance goals may be established on the basis of reported earnings or cash earnings, and consolidated results or individual business unit results and, at the discretion of the administrative committee, may include or exclude extraordinary items and/or the results of discontinued operations. Each performance goal may be expressed on an absolute or relative basis, may be based on or otherwise employ comparisons based on internal targets, past performance or the past or current performance of other companies. Attainment of the performance goals will be measured over a performance measurement period specified by the administrative committee when the award is made. Unless otherwise specified by the administrative committee, performance goals will be measured over a three year period. Not less than 75% of any performance measurement period will occur after the performance goals are established.

         The administrative committee shall determine in its discretion whether the award recipient has attained the goals. If they have been satisfied, the administrative committee shall certify that fact in writing. If the performance goals are not satisfied during the performance measurement period, the relevant awards will be forfeited. If the performance goals and any service-based vesting schedule are satisfied, the award will be distributed or any vesting-related legend will be removed from any stock certificates previously delivered to the award recipient. If the performance goals are achieved prior to the end of the performance measurement period, the awards may be distributed early.

         Stock Appreciation Rights A stock appreciation right affords the holder the right to receive, upon exercise, a distribution in shares of AFC Common Stock equal in market value to the positive difference between the exercise price assigned to the right and the fair market value of a share of AFC Common Stock on the exercise date.

         The administrative committee may grant either tandem or stand-alone stock appreciation rights. Tandem stock appreciation rights are granted in tandem with, and are exercisable on the same terms and conditions as, a related stock option that is granted simultaneously. The exercise of a tandem stock appreciation right cancels the related option and the exercise of a related stock option cancels the tandem stock appreciation right. Unless otherwise designated by the administrative committee, stock appreciation rights granted under the Plan will be stand-alone stock appreciation rights, will be exercisable for a period of ten years after the date of grant, or for a shorter period ending three months after the option holder's termination of employment for reasons other than death, disability, retirement, or termination for cause, one year after termination of employment due to death, disability or retirement, or immediately upon termination for cause, and will vest at the rate of 25% per year beginning on the first anniversary of the date of grant. In the event of termination of employment due to death, disability or retirement, the vesting of all stock appreciation rights will be accelerated. In the event of a change in control, the vesting of all stock appreciation rights will be accelerated. Vested stock appreciation rights that are not exercised prior to their expiration date will be deemed cancelled without consideration on their expiration date.

         Change in Control Provisions The administrative committee may grant or award stock options, stock appreciation rights or restricted stock and restricted stock units that may not be exercised until, or are forfeited unless, the recipient satisfies a future condition, such as continued employment for a specified period. If there is a change in control of AFC or the Association, these conditions will be waived. A waiver of this kind would make all stock options and stock appreciation rights outstanding under this Plan immediately exercisable and all restricted stock awards outstanding would vest.

         Anti-dilution Adjustments If AFC declares a stock dividend or stock split, reclassifies its common stock, or enters into a merger or consolidation or other transaction that affects the holders of AFC Common Stock or in other circumstance where the administrative committee determines that an adjustment to the exercise price or number of shares subject to a stock option, stock appreciation right or restricted stock or restricted stock unit award is appropriate to avoid an unintended enlargement or dilution of the economic rights evidenced by a stock option, stock appreciation right or restricted stock or restricted stock unit award, it will make certain automatic adjustments under this Plan without asking for your approval. It will adjust the number or type of shares authorized for the Plan, the number or type of shares subject to outstanding grants or awards and the maximum number of shares that may be granted or awarded to any single individual. Any adjustment so made will be designed to neither enlarge nor diminish its authority to grant or award stock options, stock appreciation rights or restricted stock and restricted stock units and the relative rights of the holders of such grants or awards. The administrative committee determines these adjustments.

         Prohibition Against Option and Stock Appreciation Right Repricing It has been the policy of AFC and the committee which administers AFC's option plans not to reprice options or other equity awards to lower the exercise price other than in the case of the anti-dilution adjustments noted above. The Plan specifically provides that the administrative committee shall not have the authority to amend any option or stock appreciation right to reduce its exercise price other than in the case of the anti-dilution adjustments noted above.

         Amendment and Termination The 2005 Stock Incentive Plan, if approved by the shareholders, will be in effect for a ten-year period that begins on the date the shareholders approve the Plan, except that no performance-based restricted stock or restricted stock units may be granted after the fifth anniversary of the date of shareholder approval without further shareholder approval. The Board may suspend or terminate the Plan before then. It may also amend the 2005 Stock Incentive Plan at any time and in any respect. Any amendment that would (i) change the class of eligible employees, (ii) increase the number of stock options or benefits that may be granted to any person or in total or (iii) otherwise be required to preserve the treatment of options granted as "qualified performance-based compensation" within the meaning of
Section 162(m) of the Code, must first be approved by AFC's shareholders.

Federal Income Tax Consequences

         The following discussion is intended to be a summary and is not a comprehensive description of the federal tax laws, regulations and policies affecting awards that may be granted under the Plan. Any descriptions of the provisions of any law, regulation or policy are qualified in their entirety by reference to the particular law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a significant effect on this summary. The Plan is not a qualified plan under
Section 401(a) of the Code.

         Stock Options Incentive stock options will not create federal income tax consequences when they are granted. If they are exercised during employment or within three months after termination of employment or within one year in cases of termination due to death or disability, the exercise will similarly not create federal income tax consequences. When the shares acquired on exercise of an incentive stock option are sold, the seller must pay federal income taxes on the amount by which the sales price exceeds the exercise price. This amount will be taxed at capital gains rates, if the sale occurs at least two years after the option was granted and at least one year after the option was exercised. Otherwise, it is taxed as ordinary income. The amount by which the fair market value of the shares acquired on exercise exceeds the option exercise price will be an item of adjustment in the year of exercise for purposes of determining the option holder's liability, if any, for alternative minimum tax. Incentive stock options that are exercised more than one year after termination of employment due to death or disability or three months after termination of employment for other reasons are treated as non-qualified stock options.

         Non-qualified stock options will not create federal income tax consequences when they are granted. When they are exercised, federal income taxes at ordinary income tax rates must be paid on the amount by which the fair market value of the shares acquired by exercising the option exceeds the exercise price. When an option holder sells shares acquired by exercising a non-qualified stock option, he or she must pay federal income taxes on the amount by which the sales price exceeds the sum of the purchase price plus the amount included in ordinary income at option exercise. This amount will be taxed at capital gains rates, which will vary depending upon the time that has elapsed since the exercise of the option. A cash payment, if directed by the administrative committee on a merger or other reorganization under the Plan's change in control provisions, is taxed as if it were the exercise of a non-qualified stock option followed immediately by a resale of the stock acquired by exercising the option.

         When a non-qualified stock option is exercised, AFC may be allowed a federal income tax deduction for the same amount that the option holder includes in his or her ordinary income. When an incentive stock option is exercised, there is no tax deduction unless the shares acquired are resold sooner than two years after the option was granted or one year after the option was exercised. A cash payment, if directed by the administrative committee on a merger or other reorganization under the Plan's change in control provisions, is deductible as if it were the exercise of a non-qualified stock option.

         Stock Appreciation Rights Stock appreciation rights do not have federal income tax consequences for recipients or for AFC when they are granted. When a stock appreciation right is exercised, the amount distributed in settlement is included in the payee's gross income for federal income tax purposes, and AFC may be entitled to claim a federal tax deduction for a like amount.

         Restricted Stock Awards Restricted stock and restricted stock unit awards under the Plan do not result in federal income tax consequences to either AFC or the award recipient when the award is made. Once the award is vested and the shares subject to the award are distributed, the award recipient will generally be required to include in ordinary income, for the taxable year in which the vesting date occurs, an amount equal to the fair market value of the shares on the vesting date. AFC will generally be allowed to claim a deduction, for compensation expense, in a like amount. If cash dividends or dividend equivalents are paid on unvested shares held or units outstanding under the Plan, such amounts will also be included in the ordinary income of the recipient. AFC will be allowed to claim a deduction for compensation expense for this amount as well. In certain cases, a recipient of a restricted stock award that is not a performance-based restricted stock award may elect to include the value of the shares subject to a restricted stock award in income for federal income tax purposes when the award is made instead of when it vests.

         Deduction Limits Section 162(m) of the Code limits AFC's deductions for compensation in excess of $1,000,000 per year for the Chief Executive Officer and the other Named Executives. Compensation amounts resulting from so-called "qualified performance-based compensation" are not subject to this limit. Restricted stock awards, other than performance-based restricted stock awards, may be subject to this deduction limitation if the amount of the restricted stock awards in addition to other compensation of the executive that is subject to the limit exceeds $1,000,000. AFC has designed the Plan so that stock options, stock appreciation rights and performance-based restricted stock awards may qualify as qualified performance-based compensation that is not subject to the $1,000,000 deduction limit. AFC expects that the administrative committee will take these deduction limits into account in establishing the size and the terms and conditions of awards. However, the administrative committee may decide to grant restricted stock awards all or a portion of which will exceed the deduction limit.

         Federal Tax Rules for Non-Qualified Deferred Compensation Plans Section 409A of the Code, enacted in 2004, imposes federal tax penalties on certain non-qualified deferred compensation arrangements under which payers, such as employers, and payees, such as employees, seek to defer reporting compensation that has been earned and is vested to a later taxable year. The new rules do not apply to stock options granted at fair market value that do not have cash-out or deferral features, stock-settled stock appreciation rights that do not have cash-out or deferral features, or stock settled restricted stock based awards reported as compensation paid at the time of vesting, such as the stock options, stock appreciation rights and restricted stock based awards contemplated by the 2005 Stock Incentive Plan. As a result, AFC does not expect that Section 409A of the Code will restrict its operation of the 2005 Stock Incentive Plan.

         The preceding statements are intended to summarize the general principles of current federal income tax law applicable to grants and awards that may be made under the Plan. State and local tax consequences may also be significant.

Status of Outstanding Option Grants and Plans

         As of the Record Date, AFC had outstanding 109,585,965 shares of AFC Common Stock and had aggregate options outstanding which if exercised would total 10,710,837 shares of AFC Common Stock at a weighted average exercise price of $19.1927 As of December 31, 2004, the options then outstanding had a weighted average remaining contractual life of
7.10 years. As of the Record Date, there were available for future grant under the 2003 Stock Option Plan options with respect to 1,487,400 shares of AFC Common Stock. If the 2005 Stock Incentive Plan is approved by the shareholders, these options will become part of the 5,250,000 approved under the 2005 Stock Incentive Plan. As of the Record Date, AFC has available for future grant options with respect to 123,000 shares of AFC Common Stock pursuant to the 1999 Directors Option Plan.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE 2005 STOCK INCENTIVE PLAN.

New Plan Benefits

         The benefits or amounts that will be received by or paid to participants, any Named Executive, the executive officers as a group or non-executive officers as a group pursuant to the 2005 Stock Incentive Plan are not currently determinable. Non-executive officer directors are not eligible to participate in either the 2005 Incentive Stock Plan or the 2003 Stock Option Plan. The options that were awarded pursuant to the 2003 Stock Option Plan during the 2004 fiscal year were as follows:

                                New Plan Benefits


                             Astoria Financial Corporation 2003 Stock Option Plan
                             ----------------------------------------------------

              Name and Position                    Dollar Value($) (1)     Number of Units (2)
              -----------------                    -------------------     -------------------
George L. Engelke, Jr., Chairman, President and        2,444,625                397,000
  Chief Executive Officer, Director and Board
  Nominee

Monte N. Redman, Executive Vice President and          1,107,000                180,000
  Chief Financial Officer

Gerard C. Keegan, Vice Chairman, Chief                   885,600                144,000
  Administrative Officer and Director

Arnold K. Greenberg, Executive Vice President            811,800                132,000

Alan P. Eggleston, Executive Vice President,             738,000                120,000
  Secretary and General Counsel

All executive officers, as a group                     6,540,525              1,063,500

Non-executive officer employees, as a group            5,444,595                885,300


--------------------

(1) The Dollar Value of the grants set forth in the chart above is based upon the estimated fair value of the grants on the date of the grant using the Black-Scholes option pricing model utilizing the following assumptions: a dividend yield of 2.50%, expected stock price volatility of 25.17%, a risk-free interest rate based upon equivalent-term U.S. Treasury rates of 3.66% and an expected option life of 5.97 years.
(2)      Number of Units set forth in the chart above is shares of AFC Common
         Stock.

                                 PROPOSAL NO. 3
      RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC
                                ACCOUNTING FIRM

         AFC's independent registered public accounting firm, or principal accountant, for the fiscal year ended December 31, 2004 was KPMG LLP. Following its review of the qualifications of KPMG LLP, its review of the thoroughness and quality of the work KPMG LLP has performed in the past for AFC and assuring itself that KPMG LLP is independent from AFC, its officers and directors and does not provide to AFC non-audit services to a degree that its independence may be impaired, the Audit Committee has reappointed KPMG LLP as independent registered public accounting firm, or principal accountant, for AFC and the Association for the year ending December 31, 2005, subject to ratification of such appointment by our shareholders. Representatives of KPMG LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the Annual Meeting.

         The following chart reflects fees billed or fees estimated to be billed for professional or other services rendered by KPMG LLP for AFC's fiscal years ended December 31, 2003 and 2004:

   KPMG LLP Fees Billed for the Fiscal Years ended December 31, 2003 and 2004


                                      Fiscal Year Ended      Fiscal Year Ended
     Service Categories               December 31, 2003      December 31, 2004
     ------------------               -----------------      -----------------
        Audit Fees (1)                    $622,500               $1,172,000

    Audit-Related Fees (2)                $108,500                 $85,500

        Tax Fees (3)                       $30,000                 $30,000

      All Other Fees (4)                    $0.00                   $0.00


--------------------

(1) Audit Fees reflect aggregate fees billed or estimated to be billed for professional services rendered for the audit of AFC's consolidated financial statements, the reviews of the financial statements included in AFC's Quarterly Reports on Form 10-Q and services normally provided in connection with statutory and regulatory filings or engagements, including, for the fiscal year ended December 31, 2004, services rendered in connection with the audit of internal controls over financial reporting maintained by AFC.
(2) Audit-Related Fees reflect aggregate fees billed or estimated to be billed for assurance and related services that are reasonably related to the performance of the audit or review of AFC's consolidated financial statements and not reported as Audit Fees, including but not limited to the audit of AFC's employee benefit plans.
(3) Tax Fees reflect aggregate fees billed or estimated to be billed for professional services for tax compliance, tax advice, and tax planning. The fees represent assistance in the preparation and review of AFC's tax returns.
(4) All Other Fees reflect aggregate fees billed for products and services provided by KPMG LLP other than those set forth above as Audit Fees, Audit-Related Fees and Tax Fees.

         It is the policy of the Audit Committee to pre-approve all services provided by KPMG LLP to AFC. In the absence of contrary action by the Audit Committee, of which there has been none, the Board has also delegated to the Chairman of the Audit Committee the authority to pre-approve such services. The Chairman of the Audit Committee is then responsible to report such authorization to the Audit Committee at its next scheduled meeting. All services provided by KPMG LLP during fiscal year 2003 and 2004 were pre-approved by the Audit Committee.

         The Audit Committee, as part of its review of the disclosures and letter from KPMG LLP required by Independence Standards Board Standard No. 1, considered whether the provision of the services rendered, the fees for which are reflected in the chart above entitled "KPMG LLP Fees Billed for the Fiscal Years ended December 31, 2003 and 2004" with respect to the captions entitled "Audit-Related Fees", "Tax Fees" and "All Other Fees", were, and found them to be, compatible with maintaining the independence of KPMG LLP.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS AFC'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Audit Committee

         The information set forth in this section, including but not limited to the Report of the Audit Committee, shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that AFC specifically incorporates this information by reference, and otherwise shall not be deemed "soliciting materials" or to be "filed" with the SEC or subject to Regulations 14A or 14C of the SEC or subject to the liabilities of
Section 18 of the Exchange Act.

         It has been and continues to be the practice of the Board to maintain an Audit Committee of the Board. The Board has adopted a written Charter of the Audit Committee. A copy of the Audit Committee's Charter is posted on AFC's Investor Relations website at http://ir.astoriafederal.com under the heading "Corporate Governance" and is attached to this Proxy Statement as Exhibit B The Charter specifies the purpose of the Audit Committee, the appointment and composition of its members, procedural matters with respect to its meetings, the responsibilities and duties of the Audit Committee and the reporting of Audit Committee activities and recommendations. The management of AFC is primarily responsible for implementing and evaluating the effectiveness of the system of internal controls and financial reporting processes of AFC. AFC's independent registered public accounting firm is responsible for expressing an opinion on the Consolidated Financial Statements of AFC based on an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board and expressing an opinion regarding management's assessment and the effective operation of the system of internal controls over financial reporting.

         AFC Common Stock is listed on the NYSE. The Board has determined that the members of the Audit Committee meet the applicable independence standards set forth in the NYSE Listed Company Manual.

         Report of the Audit Committee

         Under rules established by the SEC, AFC is required to provide certain data and information regarding the activities of its Audit Committee. In fulfillment of this requirement, the Audit Committee of AFC, at the direction of the Board, has prepared the following report for inclusion in this Proxy Statement.

         At its meeting held on March 3, 2005, the Audit Committee reviewed the Consolidated Financial Statements and discussed such statements with the management of AFC. At such meeting and at other meetings held during 2004 and 2005, the Audit Committee discussed with AFC's independent registered public accounting firm, KPMG LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, or SAS 61, "Communication with Audit Committees." The matters required to be discussed pursuant to SAS 61 include, but are not limited to, significant accounting policies, management judgments and accounting estimates, audit adjustments, if any, disagreements with management, if any, difficulties encountered with management in performing the audit, if any, and fees from management advisory services, if any.

         The Audit Committee has received and reviewed the written disclosures and letter from KPMG LLP required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee has discussed with KPMG LLP the independence of KPMG LLP.

         Based upon the review and discussion referred to in this Report, the Audit Committee, at its meeting held on March 3, 2005, approved and recommended to the Board the inclusion of the

Consolidated Financial Statements in the Annual Report on Form 10-K of AFC for the year ended December 31, 2004.


                             Audit Committee of AFC
           Thomas J. Donahue, Chairman            Peter C. Haeffner, Jr.
           Andrew M. Burger                       Ralph F. Palleschi
           Denis J. Connors                       Leo J. Waters

Additional Information

         Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires AFC's directors and executive officers, among others, to file reports of ownership and changes in ownership of their equity securities of AFC with the SEC and to furnish AFC with copies of all such reports. Based solely upon a review of the copies of these reports and amendments thereto received by AFC, AFC believes that all applicable filing requirements were complied with for 2004 and does not know of any such persons who may have failed to file any required form or to report any required transaction on a timely basis, except as follows. In February 1999, Donald D. Wenk sold 54,000 shares of AFC Common Stock which were inadvertently not reported at that time to the SEC. In February 2003, Thomas J. Donahue sold 7,500 shares of AFC Common Stock which due to a clerical error were inadvertently not reported to the SEC. All transactions have now been reported by amended filings with the SEC.

         Cost of Proxy Solicitation

         The cost of solicitation of proxies by AFC will be borne by AFC. Georgeson Shareholder Communications Inc., or GSC, has been retained to assist in the solicitation of proxies under a contract providing for payment of a fee of $8,000 plus reimbursement for its expenses. In addition to solicitations by mail and by GSC, a number of officers and employees of AFC and the Association may solicit proxies in person, by mail or by telephone, but none of these persons will receive any compensation for their solicitation activities in addition to their regular compensation. Arrangements will also be made with brokerage houses and other custodians, nominees, and fiduciaries for forwarding solicitation material to the beneficial owners of AFC Common Stock held of record by such fiduciaries, and AFC will reimburse them for their reasonable expenses in accordance with the rules of the SEC and the NYSE.

         Shareholder Proposals

         To be considered for inclusion in AFC's proxy statement and form of proxy relating to the annual meeting of shareholders to be held in 2006, a shareholder proposal, including a recommendation of a director nominee, must be received by the Secretary of AFC at the address set forth on the first page of this Proxy Statement not later than December 12, 2005. Any shareholder proposal will be subject to Rule 14a-8 promulgated by the SEC under the Exchange Act.

         Notice of Business to be Conducted at an Annual Meeting

         The Bylaws of AFC provide an advance notice procedure for a shareholder to properly bring business before an annual meeting or to nominate any person for election to the Board. The shareholder must give written advance notice to the Secretary of AFC not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder, to be timely, must be received not later than the close of business on the tenth (10th) day following the date on which AFC's notice to shareholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by shareholders must include the shareholder's name and address, as they appear on AFC's record of shareholders, the class and number of shares of AFC's capital stock that are beneficially owned by such shareholder, a brief description of the proposed business or the names of the person(s) the shareholder proposes to nominate, and, as to business which the shareholder seeks to bring before an annual meeting, the reason for conducting such business at the annual meeting and any material interest of such shareholder in the proposed business.

         In the case of nominations for election to the Board, the shareholder's notice must also include as to each proposed nominee all information regarding the proposed nominee that is required to be disclosed pursuant to Regulation 14A under the Exchange Act, including, but not limited to, such proposed nominee's consent to being named in the proxy statement as a nominee and to serve if elected. Nothing in this paragraph shall be deemed to require AFC to include in its proxy statement and proxy relating to an annual meeting any shareholder proposal or nomination which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal or nomination is received.

         Shareholder Communications

         The Board has established a process for shareholders to communicate with the Board or any of its members. Communications to Messrs. Engelke or Keegan may be sent directly to them at the address set forth on the first page of this Proxy Statement. Shareholders who wish to communicate with the entire Board or the non-management or independent directors may do so by writing to:

         Chairman of the Nominating and Corporate Governance Committee
         c/o Alan P. Eggleston, Executive Vice President, Secretary and General Counsel
         Astoria Financial Corporation
         One Astoria Federal Plaza
         Lake Success, New York 11042

         Such communications should be delivered in a sealed envelope marked "Personal and Confidential." Such communications shall be delivered unopened by the Executive Vice President, Secretary and General Counsel to the Chairman of the Nominating and Corporate Governance Committee. The Chairman of the Nominating and Corporate Governance Committee will acknowledge receipt of such correspondence and provide a copy to each Board member or each non-management or independent director, as applicable.

         Employees, who may also be shareholders of AFC, are provided several methods for providing confidential communications to the Chairman of the Audit Committee and the Chairman of the Nominating and Corporate Governance Committee. These procedures are outlined in AFC's Code of Business Conduct and Ethics which is available on AFC's Investor Relations website at http://ir.astoriafederal.com under the heading "Corporate Governance."

         Director Attendance at Annual Meetings

         It is the policy of AFC that all directors are strongly encouraged to attend the Annual Meeting and that, at a minimum, a quorum of the Board be in attendance. At the annual meeting of shareholders held on May 19, 2004, all of the directors were present.

         Other Matters Which May Properly Come Before the Meeting

         The Board knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Annual Meeting, the dates by which shareholder proposals and notices of business to be conducted at an Annual Meeting having been previously disclosed, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters as directed by the Board.

         Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are present at the Annual Meeting and wish to vote your shares in person, your proxy may be revoked by voting at the Annual Meeting.

         An additional copy of AFC's Annual Report on Form 10-K (without exhibits) for the year ended December 31, 2004, as filed with the SEC, will be furnished without charge to any shareholder upon written request to Astoria Financial Corporation, Investor Relations Department, One Astoria Federal Plaza, Lake Success, New York 11042-1085. Copies can also be obtained without charge from AFC's Investor Relations Web site at http://ir.astoriafederal.com.

                                      By order of the Board,


                                      /s/ Alan P. Eggleston
                                      ---------------------
                                      Alan P. Eggleston
                                      Executive Vice President, Secretary and
                                      General Counsel

Lake Success, New York
April 11, 2005

         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Exhibit A








                    2005 RE-DESIGNATED, AMENDED AND RESTATED
                              STOCK INCENTIVE PLAN
                           FOR OFFICERS AND EMPLOYEES
                                       OF
                          ASTORIA FINANCIAL CORPORATION

                                TABLE OF CONTENTS

                                                                                                   Page
                                         ARTICLE I
                                          PURPOSE                                                  A-1

Section 1.1     General Purpose of the Plan                                                        A-1

                                         ARTICLE II
                                         DEFINITIONS                                               A-1

Section 2.1     Association                                                                        A-1
Section 2.2     Award Notice                                                                       A-1
Section 2.3     Beneficiary                                                                        A-1
Section 2.4     Board                                                                              A-1
Section 2.5     Change in Control                                                                  A-1
Section 2.6     Code                                                                               A-2
Section 2.7     Committee                                                                          A-2
Section 2.8     Company                                                                            A-2
Section 2.9     Covered Employee                                                                   A-3
Section 2.10    Disability                                                                         A-3
Section 2.11    Disinterested Board Member                                                         A-3
Section 2.12    Earliest Exercise Date                                                             A-3
Section 2.13    Effective Date                                                                     A-3
Section 2.14    Eligible Employee                                                                  A-3
Section 2.15    Exchange Act                                                                       A-3
Section 2.16    Exercise Period                                                                    A-3
Section 2.17    Exercise Price                                                                     A-3
Section 2.18    Fair Market Value                                                                  A-3
Section 2.19    Family Member                                                                      A-4
Section 2.20    Incentive Stock Option                                                             A-4
Section 2.21    Non-Qualified Stock Option                                                         A-4
Section 2.22    Option                                                                             A-4
Section 2.23    Option Agreement                                                                   A-4
Section 2.24    Option Holder                                                                      A-4
Section 2.25    Performance Goal                                                                   A-4
Section 2.26    Performance Measurement Period                                                     A-4
Section 2.27    Performance-Based Restricted Stock Award                                           A-4
Section 2.28    Permitted Transferee                                                               A-5
Section 2.29    Person                                                                             A-5
Section 2.30    Plan                                                                               A-5
Section 2.31    Qualified Domestic Relations Order                                                 A-5
Section 2.32    Recipient                                                                          A-5
Section 2.33    Restricted Stock Award                                                             A-5
Section 2.34    Retirement                                                                         A-5
Section 2.35    Service                                                                            A-5
Section 2.36    Share                                                                              A-5
Section 2.37    Share Unit                                                                         A-5
Section 2.38    Stock Appreciation Right Agreement                                                 A-6
Section 2.39    Stock Appreciation Right Holder                                                    A-6
Section 2.40    Termination for Cause                                                              A-6
Section 2.41    Vesting Date                                                                       A-6

                                                                                                   Page
                                            ARTICLE III
                                         AVAILABLE SHARES                                          A-6

Section 3.1     Shares Available under the Plan                                                    A-6
Section 3.2     Shares Available for Options                                                       A-6
Section 3.3     Shares Available for Restricted Stock Awards                                       A-6
Section 3.4     Shares Available for Stock Appreciation Rights                                     A-6
Section 3.5     Computation of Shares Issued                                                       A-6

                                            ARTICLE IV
                                          ADMINISTRATION                                           A-7
Section 4.1     Committee                                                                          A-7
Section 4.2     Committee Action                                                                   A-7
Section 4.3     Committee Responsibilities                                                         A-7

                                            ARTICLE V
                                          STOCK OPTIONS                                            A-8
Section 5.1     Grant of Options                                                                   A-8
Section 5.2     Size of Option                                                                     A-8
Section 5.3     Exercise Price                                                                     A-8
Section 5.4     Exercise Period; Earliest Exercise Date                                            A-8
Section 5.5     Vesting Date                                                                       A-10
Section 5.6     Additional Restrictions on Incentive Stock Options                                 A-10
Section 5.7     Method of Exercise                                                                 A-11
Section 5.8     Limitations on Options                                                             A-12
Section 5.9     Prohibition Against Option Repricing                                               A-13

                                            ARTICLE VI
                                      RESTRICTED STOCK AWARDS                                      A-13
Section 6.1     In General                                                                         A-13
Section 6.2     Vesting Date                                                                       A-14
Section 6.3     Performance Based Restricted Stock Awards                                          A-14
Section 6.4     Dividend Rights                                                                    A-17
Section 6.5     Voting Rights                                                                      A-17
Section 6.6     Tender Offers                                                                      A-17
Section 6.7     Designation of Beneficiary                                                         A-17
Section 6.8     Manner of Distribution of Awards                                                   A-18

                                            ARTICLE VII
                                      STOCK APPRECIATION RIGHTS                                    A-18

Section 7.1     Grant of Stock Appreciation Rights                                                 A-18
Section 7.2     Size of Stock Appreciation Right                                                   A-19
Section 7.3     Exercise Price                                                                     A-19
Section 7.4     Exercise Period; Earliest Exercise Date                                            A-19
Section 7.5     Vesting Date                                                                       A-20
Section 7.6     Method of Exercise                                                                 A-21
Section 7.7     Beneficiaries                                                                      A-21
Section 7.8     Prohibition Against Stock Appreciation Right Repricing                             A-21

                                            ARTICLE VIII
                                       SPECIAL TAX PROVISIONS                                      A-22

Section 8.1     Tax Withholding Rights                                                             A-22

                                                                                                   Page
Section 8.2     Code Section 83(b) Elections                                                       A-22
Section 8.3     Election to Defer Income Tax Liability Pursuant to Deferred Compensation Program   A-22

                                             ARTICLE IX
                                      AMENDMENT AND TERMINATION                                    A-22

Section 9.1     Termination                                                                        A-22
Section 9.2     Amendment                                                                          A-23
Section 9.3     Adjustments in the Event of Business Reorganization                                A-23

                                             ARTICLE X
                                           MISCELLANEOUS                                           A-24

Section 10.1    Status as an Employee Benefit Plan                                                 A-24
Section 10.2    No Right to Continued Employment                                                   A-24
Section 10.3    Construction of Language                                                           A-24
Section 10.4    Governing Law                                                                      A-24
Section 10.5    Headings                                                                           A-25
Section 10.6    Non-Alienation of Benefits                                                         A-25
Section 10.7    Notices                                                                            A-25
Section 10.8    Approval of Shareholders                                                           A-25
Section 10.9    Effect of Re-designation, Amendment and Restatement                                A-25

                    2005 RE-DESIGNATED, AMENDED AND RESTATED
                              STOCK INCENTIVE PLAN
                           FOR OFFICERS AND EMPLOYEES
                                       OF
                          ASTORIA FINANCIAL CORPORATION

                                    ARTICLE I
                                     PURPOSE

     Section 1.1 General Purpose of the Plan.

     The purpose of the Plan is to promote the growth and profitability of Astoria Financial Corporation, to provide certain key officers and employees of Astoria Financial Corporation and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in Astoria Financial Corporation.

                                   ARTICLE II
                                   DEFINITIONS

     The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

     Section 2.1 Association means Astoria Federal Savings and Loan Association, a federally chartered savings institution, and any successor thereto.

     Section 2.2 Award Notice means a written instrument evidencing a Restricted Stock Award awarded under the Plan and establishing the terms and conditions thereof.

     Section 2.3 Beneficiary means the Person designated by an Eligible Individual to receive any Shares subject to a Restricted Stock Award made to such Eligible Individual that become distributable, or to have the right to exercise any Options or Stock Appreciation Rights granted to such Eligible Individual that are exercisable, following the Eligible Individual's death.

     Section 2.4 Board means the Board of Directors of Astoria Financial Corporation and any successor thereto.

     Section 2.5 Change in Control means any of the following events:

          (a) approval by the stockholders of the Company of a transaction that would result in the reorganization, merger or consolidation of the Company with one or more other persons, other than a transaction following which:

               (i) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in the Company; and

               (ii) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of the Company;

          (b) the acquisition of all or substantially all of the assets of the Company or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the outstanding securities of the Company entitled to vote generally in the election of directors by any person or by any persons acting in concert, or approval by the stockholders of the Company of any transaction which would result in such an acquisition;

          (c) a complete liquidation or dissolution of the Company, or approval by the stockholders of the Company of a plan for such liquidation or dissolution;

          (d) the occurrence of any event if, immediately following such event, at least 50% of the members of the Board of Directors of the Company do not belong to any of the following groups:

               (i) individuals who were members of the Board of Directors of the Company on the Effective Date; or

               (ii) individuals who first became members of the Board of Directors of the Company after the Effective Date either:

                    (A) upon election to serve as a member of the Board of
               Directors of the Company by affirmative vote of three-quarters of the members of such Board in office at the time of such first election; or

                    (B) upon election by the stockholders of the Company to
               serve as a member of the Board of the Company, but only if nominated for election by affirmative vote of either three-quarters of the members of the Board of Directors of the Company or of a nominating committee thereof in office at the time of such first nomination;

          provided, however, that such individual's election or nomination did not result from an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) other than by or on behalf of the Board of the Company; or

          (e) any event which would be described in Section 2.5(a), (b), (c) or
     (d) if the term "Association" were substituted for the term "Company" therein.

In no event, however, shall a Change in Control be deemed to have occurred as a result of any acquisition of securities or assets of the Company, the Association, or a subsidiary of either of them, by the Company, the Association, or a subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this Section 2.5, the term "person" shall have the meaning assigned to it under Sections 13(d)(3) or 14(d)(2) of the Exchange Act.

     Section 2.6 Code means the Internal Revenue Code of 1986, as amended from time to time (including the corresponding provisions of any succeeding law).

     Section 2.7 Committee means the Committee described in Section 4.1.

     Section 2.8 Company means Astoria Financial Corporation, a corporation organized and existing under the laws of the State of Delaware, and any successor thereto, the Association and any successor thereto and, with the prior approval of the Board, and subject to such terms and conditions as may be imposed by the Board, any other savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution.

     Section 2.9 Covered Employee means, for any taxable year of the Company, a person who is, or who the Committee determines is reasonably likely to be, a "covered employee" (within the meaning of Section 162(m) of the Code).

     Section 2.10 Disability means a condition of total incapacity, mental or physical, for the further performance of services which the Committee determines, on the basis of competent medical evidence, is likely to be permanent or to result in death.

     Section 2.12 Disinterested Board Member means a member of the Board who:

          (a) is not a current employee of the Company or a subsidiary,

          (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year,

          (c) has not been an officer of the Company,

          (d) does not receive remuneration from the Company or a subsidiary, either directly or indirectly, in any capacity other than as a director except in an amount for which disclosure would not be required pursuant to
     Item 404(a) of the proxy solicitation rules of the Securities and Exchange Commission and

          (e) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Items 404(a) or (b) of the proxy solicitation rules of the Securities and Exchange Commission.

The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list Shares.

     Section 2.12 Earliest Exercise Date means, with respect to an Option or Stock Appreciation Right, the earliest date on which the Option or Stock Appreciation Right, respectively, may be exercised. The Earliest Exercise Date may, but need not, be the same as the Option's Vesting Date.

     Section 2.13 Effective Date means the date on which the Plan is approved by the holders of a majority of the Shares represented in person or by proxy at a meeting duly called and held of the voting stockholders of Astoria Financial Corporation.

     Section 2.14 Eligible Employee means any employee of the Company, whom the Committee determines to be a key officer or employee and selects to receive a Restricted Stock Award or a grant of an Option and/or a Stock Appreciation Right pursuant to the Plan.

     Section 2.15 Exchange Act means the Securities Exchange Act of 1934, as amended.

     Section 2.16 Exercise Period means the period during which an Option or Stock Appreciation Right may be exercised.

     Section 2.17 Exercise Price means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option and on the basis of which the Shares due upon exercise of a Stock Appreciation Right is computed.

     Section 2.18 Fair Market Value means, with respect to a Share on a specified date:

          (a) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the Shares are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or

          (b) if the Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date, as of the close of the market in New York City and without regard to after-hours trading activity, on the National Association of Securities Dealers Automated Quotations System, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

          (c) if Sections 2.18(a) and (b) are not applicable, the fair market value of a Share as the Committee may determine.

     Section 2.19 Family Member means with respect to any Eligible Employee:

          (a) the lineal ascendants and lineal descendants of such Eligible Employee or his spouse, or any one or more of them, or

          (b) an entity wholly owned by, including, but not limited to, a trust the exclusive beneficiaries of which are, one or more of the lineal ascendants and lineal descendants of such Eligible Employee or his spouse, or wholly owned jointly by one or more of them and the Eligible Employee.

     Section 2.20 Incentive Stock Option means a right to purchase Shares that is granted to an Eligible Employee pursuant to Section 5.1, that is designated by the Committee to be an Incentive Stock Option and that is intended to satisfy the requirements of Section 422 of the Code.

     Section 2.21 Non-Qualified Stock Option means a right to purchase Shares that is either

          (a) granted to an Eligible Employee who is not an Eligible Employee or

          (b) granted to an Eligible Employee and either

               (i) is not designated by the Committee to be an Incentive Stock Option, or

               (ii) does not satisfy the requirements of Section 422 of the Code.

     Section 2.22 Option means either an Incentive Stock Option or a Non-Qualified Stock Option.

     Section 2.23 Option Agreement means a written instrument evidencing an Option granted under the Plan and establishing the terms and conditions thereof.

     Section 2.24 Option Holder means, at any relevant time with respect to an Option, the person having the right to exercise the Option.

     Section 2.25 Performance Goal means, with respect to any Performance-Based Restricted Stock Award, the performance goal or performance goal(s) established pursuant to Section 6.3(a), the attainment of which is a condition of vesting of the Performance-Based Restricted Stock Award.

     Section 2.26 Performance Measurement Period means, with respect to any Performance Goal, the period of time over which attainment of the Performance Goal is measured.

     Section 2.27 Performance-Based Restricted Stock Award means a Restricted Stock Award to which Section 6.3 is applicable.

     Section 2.28 Permitted Transferee means, with respect any Recipient, a Family Member of the Recipient to whom an Option has been transferred in accordance with Section 5.8.

     Section 2.29 Person means an individual, a corporation, a partnership, a limited liability company, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

     Section 2.30 Plan means the Astoria Financial Corporation 2005 Re-designated, Amended and Restated Stock Incentive Plan for Officers and Employees of Astoria Financial Corporation, as amended from time to time.

     Section 2.31 Qualified Domestic Relations Order means a Domestic Relations Order that:

          (a)  clearly specifies

               (i) the name and last known mailing address of the Option Holder and of each person given rights under such Domestic Relations Order,

               (ii) the amount or percentages of the Option Holder's benefits under this Plan to be paid to each person covered by such Domestic Relations Order,

               (iii) the number of payments or the period to which such Domestic Relations Order applies, and

               (iv) the name of this Plan; and

          (b) does not require the payment of a benefit in a form or amount that is

               (i) not otherwise provided for under the Plan, or

               (ii) inconsistent with a previous Qualified Domestic Relations Order.

For the purposes of this Plan, a "Domestic Relations Order" means a judgment, decree or order, including the approval of a property settlement, that is made pursuant to a state domestic relations or community property law and relates to the provision of child support, alimony payments, or marital property rights to a spouse, child or other dependent of an Option holder.

     Section 2.32 Recipient means the person to whom an Option or Stock Appreciation Right is granted or a Restricted Stock Award is awarded.

     Section 2.33 Restricted Stock Award means an award of Shares or Share Units pursuant to Article VI.

     Section 2.34 Retirement means retirement at the normal or early retirement date as set forth in any tax-qualified retirement or pension plan of the Association.

     Section 2.35 Service means, unless the Committee provides otherwise in an Option Agreement, Stock Appreciation Right Agreement or Award Notice, service in any capacity as a common-law employee or consultant to the Company.

     Section 2.36 Share means a share of Common Stock, par value $.01 per share, of the Astoria Financial Corporation.

     Section 2.37 Share Unit means the right to receive a Share.

     Section 2.38 Stock Appreciation Right Agreement means a written instrument evidencing the grant of a stand-alone Stock Appreciation Right under the Plan and establishing the terms and conditions thereof. In the case of a tandem Stock Appreciation Right, the Option Agreement shall constitute the Stock Appreciation Right Agreement.

     Section 2.39 Stock Appreciation Right Holder means, at any relevant time with respect to a Stock Appreciation Right, the person having the right to exercise the Stock Appreciation Right.

`     Section 2.40 Termination for Cause means termination upon an intentional failure to perform stated duties, a breach of a fiduciary duty involving personal dishonesty which results in material loss to the Company or one of its affiliates or a willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order which results in material loss to the Company or one of its affiliates.

     Section 2.41 Vesting Date means the date on which an Option, Stock Appreciation Right, Restricted Stock Award, or Shares acquired upon exercise of an Option cease to be forfeitable upon termination of the Recipient's employment.

                                   ARTICLE III
                                AVAILABLE SHARES

     Section 3.1 Shares Available under the Plan.

     Subject to Section 9.3, the maximum aggregate number of Shares representing unvested Restricted Stock Awards and unexercised Options and stand-alone Stock Appreciation Rights outstanding at any one time shall not exceed 5,250,000 Shares. Shares representing tandem Stock Appreciation Rights shall for such purpose only be counted as either Shares representing Options outstanding or Stock Appreciation Rights outstanding, but not as both. Subject to Section 9.3, the maximum aggregate number of Shares which may be issued for Restricted Stock Awards and upon the exercise of Options and Stock Appreciation Rights shall be 5,250,000 Shares.

     Section 3.2 Shares Available for Options.

     Subject to Section 9.3, the maximum aggregate number of Shares which may be issued upon exercise of Options shall be the entire number of Shares then available under the Plan, and the maximum aggregate number of Options which may be granted to any one individual in any calendar year shall be 1,000,000 Shares.

     Section 3.3 Shares Available for Restricted Stock Awards.

     Subject to Section 9.3, the maximum number of Shares which may be issued upon award or vesting of Restricted Stock Awards under the Plan shall be the entire number of Shares then available under the Plan and the maximum aggregate number of Shares which may be issued as Restricted Stock Awards to any one individual in any calendar year shall be 1,000,000 Shares.

     Section 3.4 Shares Available for Stock Appreciation Rights.

     Subject to Section 9.3, the maximum aggregate number of Shares which may be issued upon exercise of Stock Appreciation Rights shall be the entire number of Shares then available under the Plan, and the maximum aggregate number of Stock Appreciation Rights which may be granted to any one individual in any calendar year shall be 1,000,000 Shares.

     Section 3.5 Computation of Shares Issued.

     For purposes of this Article III, Shares shall be considered issued pursuant to the Plan only if actually issued upon the exercise of an Option or Stock Appreciation Right or in connection with the Restricted Stock Award upon vesting. Shares retained in satisfaction of tax withholding obligations, Shares issued prior to the vesting of the related Option or Restricted Stock Award and subsequently forfeited and Shares retained upon the exercise of an

Option using previously owned Shares through a so-called "constructive delivery" method of payment shall not be considered issued.

                                   ARTICLE IV
                                 ADMINISTRATION

     Section 4.1 Committee.

          (a) Subject to Section 4.1(b), the Plan shall be administered by the members of the Compensation Committee of Astoria Financial Corporation who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, than the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members.

          (b) The Board may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

     Section 4.2 Committee Action.

     The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the Secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same on its behalf.

     Section 4.3 Committee Responsibilities.

     Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

          (a) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan, the number of Shares subject to the Restricted Stock Awards, Options or Stock Appreciation Rights if any, to be issued or granted, and the terms and conditions thereof;

          (b) with the consent of the Recipient or Beneficiary, as applicable, amend or modify the terms of any outstanding Option, Stock Appreciation Right or Restricted Stock Award or accelerate or defer the Vesting Date or Earliest Exercise Date thereof;

          (c) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

          (d) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

All decisions, determinations and other actions of the Committee made or taken in accordance with the terms of the Plan shall be final and conclusive and binding upon all parties having an interest therein.

                                    ARTICLE V
                                  STOCK OPTIONS

     Section 5.1 Grant of Options.

          (a) Subject to the limitations of the Plan, the Committee may, in its discretion, grant to an Eligible Employee an Option to purchase Shares. An Option for an Eligible Employee must be designated as either an Incentive Stock Option or a Non-Qualified Stock Option and, if not designated as either, shall be a Non-Qualified Stock Option.

          (b) Any Option granted under this Section 5.1 shall be evidenced by a written agreement which shall:

               (i) specify the number of Shares covered by the Option determined in accordance with Section 5.2;

               (ii) specify the Exercise Price, determined in accordance with
          Section 5.3, for the Shares subject to the Option;

               (iii) specify the Earliest Exercise Date and the Exercise Period determined in accordance with Section 5.4;

               (iv) specify the Vesting Date determined in accordance with
          Section 5.5;

               (v) set forth specifically or incorporate by reference the applicable provisions of the Plan; and

               (vi) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe with respect to an Option granted to an Eligible Employee.

     Section 5.2 Size of Option.

     Subject to Section 3.2 and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Employee may be granted Options shall be determined by the Committee, in its discretion.

     Section 5.3 Exercise Price.

     The price per Share at which an Option may be exercised shall be determined by the Committee, in its discretion, provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.

     Section 5.4 Exercise Period; Earliest Exercise Date.

          (a) Subject to Section 5.4(b), the Exercise Period during which an Option may be exercised shall commence on the Earliest Exercise Date specified by the Committee in the Option Agreement or, if no Earliest Exercise Date is specified in the Option Agreement, on the Vesting Date. It shall expire on the earliest of:

               (i) the date specified by the Committee in the Option agreement;

               (ii) the last day of the three-month period commencing on the date of the Recipient's termination of employment with the Company, other than on account of death, Disability or Retirement or a Termination for Cause;

               (iii) the last day of the one-year period commencing on the date of the Recipient's termination of employment due to death, Disability or Retirement;

               (iv) as of the time and on the date the Recipient ceases to be an employee of the Company due to a Termination for Cause;

               (v) the last day of the ten-year period commencing on the date on which the Option was granted; and

               (vi) for an Option intended to be an Incentive Stock Option that is granted to a Recipient who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company, the last day of the five-year period commencing on the date on which the Option was granted;

provided, however, that in the event of a Change in Control of the Company while there is outstanding any Option whose Exercise Period has not commenced, the Earliest Exercise Date shall be deemed to have occurred on the earliest date on which the Change in Control of the Company is deemed to have occurred and such Exercise Period shall automatically commence.

     A Recipient's termination of employment with the Company by reason other than death, Disability or Retirement prior to the Earliest Exercise Date of an Option shall, unless otherwise provided in the Option Agreement, result in the Option being canceled without consideration at the close of business on the last day of employment. An Option that remains unexercised at the close of business on the last day of the Exercise Period (including but not limited to an Option whose Earliest Exercise Date has not occurred) shall be canceled without consideration at the close of business on the last day of the Exercise Period.

          (b) Unless otherwise determined by the Committee and specified in the Option Agreement:

               (i) if a Change in Control occurs while an Option is outstanding and on or before its scheduled expiration date, then for purposes of exercising vested Options, the date on which the Exercise Period expires shall be extended to the earliest to occur of:

                    (A) the tenth (10th) anniversary of the date the Option was granted; and

                    (B) the third (3rd) anniversary of the date of the Change in
               Control;

          or any later date determined under Section 5.4(b)(ii);

               (ii) if, on the date an Option is otherwise scheduled to expire, the Option Holder may not then exercise the Option or sell Shares on a national securities exchange without violating applicable federal, state or local securities laws or the terms of a securities trading blackout, including, but not limited to, a blackout period established under the Company's securities trading policy or a contractual lockup in connection with a securities offering or other transaction involving the Company, the date on which the Exercise Period expires shall be extended to the earliest to occur of:

                    (A) the tenth (10th) anniversary of the date the Option was granted; and

                    (B) ninety (90) days after the last day of the securities
               trading blackout;

          or any later date determined under Section 5.4(b)(i); and

               (iii) the Earliest Exercise Date (but not the Vesting Date) of any Option outstanding on the date of the termination of a Recipient's employment due to death, Disability or Retirement shall be accelerated to the date of such termination of employment, provided that the Recipient of such Option remained in continuous employment with the Company during the period beginning on the date the Option is granted and ending on the date of such termination of employment.

     Section 5.5 Vesting Date.

          (a) Subject to Section 5.5(b), the Vesting Date for each Option granted under the Plan shall be the date determined by the Committee and specified in the Option Agreement. If no provision for vesting is made in the Option Agreement, the Vesting Date shall be the earlier of:

               (i) January 10th occurring on or next succeeding the 3rd anniversary of the date of grant; or

               (ii) in the event of the Recipient's termination of employment with the Company due to the Recipient's death, Retirement or Disability, the date of the recipient's termination of employment.

     Failure of a Recipient to remain in continuous employment with the Company during the period beginning on the date an Option is granted and ending on the Option's Vesting Date shall result in a cancellation of the Option without consideration at the earliest date and time at which the Recipient's employment with the Company is initially terminated.

          (b) Except to the extent that an applicable Option Agreement expressly provides otherwise, each Option granted to an Eligible Employee that is outstanding under the Plan on the date on which a Change in Control occurs shall, on such date, be 100% vested and exercisable.

     Section 5.6 Additional Restrictions on Incentive Stock Options.

     An Option granted to an Eligible Employee designated by the Committee to be an Incentive Stock Option shall be subject to the following provisions:

          (a) If, for any calendar year, the sum of (i) plus (ii) exceeds $100,000, where

               (i) equals the Fair Market Value (determined as of the date of the grant) of Shares subject to an Option intended to be an Incentive Stock Option which first become available for purchase during such calendar year, and

               (ii) equals the Fair Market Value (determined as of the date of grant) of Shares subject to any other options intended to be Incentive Stock Options and previously granted to the same Eligible Employee which first become exercisable in such calendar year, then that number of Shares optioned which causes the sum of (i) and (ii) to exceed $100,000 shall be deemed to be Shares optioned pursuant to a Non-Qualified Stock Option or Non-Qualified Stock Options, with the same terms as the Option or Options intended to be an Incentive Stock Option;

          (b) The Exercise Price of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company shall not be less than 110% of the Fair Market Value of a Share, and if an Option designated as an Incentive Stock Option shall be granted at an Exercise Price that does not satisfy this requirement, the designated Exercise Price shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

          (c) The Exercise Period of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company, shall expire no later than the fifth anniversary of the date on which the Option was granted, and if an Option designated as an Incentive Stock Option shall be granted for an Exercise Period that does not satisfy this requirement, the designated Exercise Period shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

          (d) An Incentive Stock Option that is exercised during its designated Exercise Period, but more than:

               (i) three (3) months after the termination of employment with the Company, other than on account of disability within the meaning of
          Section 22(e)(3) of the Code or death of the Eligible Employee to whom it was granted; or

               (ii) one (1) year after such individual's termination of employment with the Company due to disability, within the meaning of
          Section 22(e)(3) of the Code, or death of the Eligible Employee to whom it was granted;

     may be exercised in accordance with the terms of the Option, but shall at the time of exercise be treated as a Non-Qualified Stock Option; and

          (e) Except with the prior written approval of the Committee, no individual shall dispose of Shares acquired pursuant to the exercise of an Incentive Stock Option until after the later of:

               (i) the second anniversary of the date on which the Incentive Stock Option was granted, or

               (ii) the first anniversary of the date on which the Shares were acquired.

     Section 5.7 Method of Exercise.

          (a) Subject to the limitations of the Plan and the Option Agreement, an Option Holder may, at any time after the Earliest Exercise Date and during the Exercise Period, exercise his or her right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased at any time shall be 100, or, if less, the total number of Shares relating to the Option which remain un-purchased. An Option Holder shall exercise an Option to purchase Shares by:

               (i) giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his intent to exercise the Option;

               (ii) delivering to the Committee full payment, consistent with
          Section 5.7(b), for the Shares as to which the Option is to be exercised; and

               (iii) satisfying such other conditions as may be prescribed in the Option Agreement.

          (b) The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full:

               (i) in cash (by certified or bank check or such other instrument as the Company may accept); or

               (ii) if and to the extent permitted by the Committee, in the form of Shares already owned by the Option holder for a period of more than six (6) months as of the exercise date and having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; or

               (iii) by a combination thereof.

     Payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price and applicable tax withholding amounts (if any), in which event the Shares acquired shall be delivered to the broker promptly following receipt of payment.

          (c) When the requirements of Section 5.7(a) and (b) have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate evidencing the Option Holder's ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date as of which such Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected, except as may be required under Section 8.3.

     Section 5.8 Limitations on Options.

          (a) An Option by its terms shall not be transferable by the Option Holder other than by will or the laws of descent and distribution, or pursuant to the terms of a Qualified Domestic Relations Order, and shall be exercisable, during the life of the Option Holder, only by the Option Holder or an alternate payee designated pursuant to such a Qualified Domestic Relations Order; provided, however, that an Eligible Individual may, at any time at or after the grant of a Non-Qualified Stock Option under the Plan, apply to the Committee for approval to transfer all or any portion of such Non-Qualified Stock Option which is then unexercised to such Eligible Individual's Family Member. The Committee may approve or withhold approval of such transfer in its sole and absolute discretion. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and actually received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Non-Qualified Stock Option, all of the rights, privileges and obligations which would attach thereunder to the transferor. If a privilege of the Option depends on the life, employment or other status of the transferor, such privilege of the Option for the transferee shall continue to depend upon the life, employment or other status of the transferor. The Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.

          (b) The Company's obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to

               (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or

               (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

          (c) An Option Holder may designate a Beneficiary to receive any Options that may be exercised after his death. Such designation and any change or revocation of such designation shall be made in writing in the form and manner prescribed by the Committee. In the event that the designated Beneficiary dies prior to the Option Holder, or in the event that no Beneficiary has been designated, any Options that may be exercised following the Option Holder's death shall be transferred to the Option Holder's estate. If the Option Holder and his Beneficiary shall die in circumstances that cause the

     Committee, in its discretion, to be uncertain which shall have been the first to die, the Option Holder shall be deemed to have survived the beneficiary.

     Section 5.9 Prohibition Against Option Repricing

     Except as provided in Section 9.3, neither the Committee nor the Board shall have the right or authority following the grant of an Option pursuant to the Plan to amend or modify the Exercise Price of any such Option. In the event that any Option is surrendered under circumstances other than by cancellation provided in Section 5.4, Section 7.1, Section 8.1 or the expiration of the Option by its term, such Option shall be treated for purposes of Section 3.1 and
Section 3.2 as if the Option, to the extent so surrendered, shall have been exercised and the Person who has surrendered the Option shall be ineligible for any further grants or awards pursuant to this Plan.

                                   ARTICLE VI
                             RESTRICTED STOCK AWARDS

     Section 6.1 In General.

          (a) Each Restricted Stock Award shall be evidenced by an Award Notice issued by the Committee to the Eligible Employee, which notice shall specify:

               (i) the number of Shares or Share Units covered by the Restricted Stock Award;

               (ii) the amount, if any, which the Recipient shall be required to pay to the Company in consideration for the issuance of such Shares or Share Units, which shall in no event be less than the minimum amount required for such Shares to be validly issued, fully paid and non-assessable under applicable law;

               (iii) whether the Restricted Stock Award is a Performance-Based Award and, if it is, the applicable Performance Goal or Performance Goals;

               (iv) the date of grant of the Restricted Stock Award;

               (v) the Vesting Date for the Restricted Stock Award;

               (vi) as to Restricted Stock Awards awarding Shares, the rights of the Recipient with respect to dividends, voting rights and other rights and preferences associated with such Shares; and

               (vii) as to Restricted Stock Awards awarding Share Units, the rights of the Recipient with respect to attributes of the Share Units which are the equivalent of dividends and other rights and preferences associated with Shares and the circumstances, if any, prior to the Vesting Date pursuant to which Share Units shall be converted to Shares;

     and contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.

          (b) All Restricted Stock Awards awarding or consisting of Shares shall be in the form of issued and outstanding Shares that shall be either:

               (i) registered in the name of the Committee or other trustee or custodian for the benefit of the Recipient and held by the Committee pending the vesting or forfeiture of the Restricted Stock Award;

               (ii) registered in the name of Recipient and held by the Committee, together with an irrevocable stock power executed by the Recipient in favor of the Committee, pending the vesting or forfeiture of the Restricted Stock Award; or

               (iii) registered in the name of and delivered to the Recipient.

     In any event, the certificates evidencing the Shares shall at all times prior to the applicable Vesting Date bear the following legend:

          The Common Stock evidenced hereby is subject to the terms of a Restricted Stock Award Notice between Astoria Financial Corporation and [Name of Recipient] dated [Award Date] made pursuant to the terms of the Astoria Financial Corporation 2005 Re-designated, Amended and Restated Stock Incentive Plan For Officers and Employees of Astoria Financial Corporation, copies of which are on file at the executive offices of Astoria Financial Corporation, and may not be sold, encumbered, hypothecated or otherwise transferred, except in accordance with the terms of such Plan and Restricted Stock Notice.

     or such other restrictive legend as the Committee, in its discretion, may specify.

          (c) A Restricted Stock Award by its terms shall not be transferable by the Eligible Employee other than by will or by the laws of descent and distribution, and the Shares distributed pursuant to such Award shall be distributable, during the lifetime of the Recipient, only to the Recipient.

     Section 6.2 Vesting Date.

          (a) The Vesting Date for each Restricted Stock Award shall be determined by the Committee and specified in the Award Notice and, if no date is specified in the Award Notice, shall be the third anniversary of the date of grant.

          (b) Unless otherwise determined by the Committee and specified in the Award Notice for a Restricted Stock Award:

               (i) if the Recipient of a Restricted Stock Award terminates Service prior to the Vesting Date for any reason other than death or Disability or Retirement, any unvested Shares or Share Units shall be forfeited without consideration, other than a refund to the Recipient of an amount equal to the lesser of the amount, if any, paid by the Recipient for the Shares being forfeited upon their issuance and the Fair Market Value of such Shares on the date of forfeiture;

               (ii) if the Recipient of a Restricted Stock Award terminates Service prior to the Vesting Date on account of death, Disability or Retirement, the Vesting Date shall be accelerated to the date of termination of the Eligible Employee's employment with the Company; and

               (iii) if a Change in Control occurs prior to the Vesting Date of a Restricted Stock Award that is outstanding on the date of the Change in Control, the Vesting Date shall be accelerated to the earliest date of the Change in Control.

     Section 6.3 Performance Based Restricted Stock Awards.

          (a) At the time it grants a Performance Based Restricted Stock Award, the Committee shall establish one or more Performance Goals, the attainment of which shall be a condition of the Recipient's right to retain the related Shares or Share Units. The Performance Goals shall be selected from among the following:

               (i) Basic earnings per common share,

               (ii) Basic cash earnings per common share,

               (iii) Diluted earnings per common share,

               (iv) Diluted cash earnings per common share,

               (v) Net income,

               (vi) Cash earnings,

               (vii) Net interest income,

               (viii) Non-interest income,

               (ix) Fee income,

               (x) Deposit growth,

               (xi) Loan growth,

               (xii) General and administrative expense,

               (xiii) Cash general and administrative expense,

               (xiv) General and administrative expense to average assets ratio,

               (xv) Cash general and administrative expense to average assets ratio,

               (xvi) Efficiency ratio,

               (xvii) Cash efficiency ratio,

               (xviii) Net interest spread,

               (xix) Net interest margin,

               (xx) Non-performing loans,

               (xxi) Cash flow,

               (xxii) Net revenue,

               (xxiii) Gross revenue,

               (xxiv) Return on average assets,

               (xxv) Cash return on average assets,

               (xxvi) Return on average stockholders' equity,

               (xxvii) Cash return on average stockholders' equity,

               (xxviii) Return on average tangible stockholders' equity,

               (xxix) Cash return on average tangible stockholders' equity,

               (xxx) Total shareholder return,

               (xxxi) Strategic business objectives, consisting of one or more objectives based upon satisfying specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures,

               (xxxii) Any other performance criteria established by the Committee,

                           (xxxiii) Any combination of (i) through (xxxii)
                  above.

     Performance Goals may, in the discretion of the Committee, include or exclude extraordinary items and/or the results of discontinued operations. Each Performance Goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company and/or the past or current performance of other companies.

          (b) At the time it grants a Performance Based Restricted Stock Award, the Committee shall establish a Performance Measurement Period for each Performance Goal. The Performance Measurement Period shall be the period over which the Performance Goal is measured and its attainment is determined. If the Committee establishes a Performance Goal but fails to specify a Performance Measurement Period, the Performance Measurement Period shall be:

               (i) if the Performance Based Restricted Stock Award is granted during the first nine months of the Company's fiscal year, the three-fiscal year period of the Company that begins with the fiscal year in which the Performance Based Restricted Stock Award is granted; and

               (ii) in all other cases, the period of twelve (12) consecutive fiscal quarters of the Company that begins with the fiscal quarter following the fiscal quarter in which the Performance-Based Restricted Stock Award is granted;

     provided, however, that any Performance Measurement Period specified by the Committee shall be specified prior to the end of the first twenty five percent (25%) of its duration.

          (c) As promptly as practicable following the end of each Performance Measurement Period, the Committee shall determine, on the basis of such evidence as it deems appropriate, whether the Performance Goals for such Performance Measurement Period have been attained and, if they have been attained, shall certify such fact in writing.

          (d) If the Performance Goals for a Performance-Based Restricted Stock Award have been attained and certified, the Committee shall either:

               (i) if the relevant Vesting Date has occurred, cause the ownership of the Shares to be transferred or cause to be issued Shares in settlement of the Share Units subject to such Restricted Stock Award, together with all dividends and other distributions with respect thereto that have been accumulated, on the stock transfer records of the Company, free of any restrictive legend other than as may be required by applicable law, to the Recipient of the Restricted Stock Award; or

               (ii) in all other cases, continue the Shares or Share Units in their current status pending the occurrence of the relevant Vesting Date or forfeiture of the Shares or Share Units.

     If any one or more of the relevant Performance Goals have not been attained prior to the expiration of the applicable Performance Measurement Period, all of the Shares or Share Units subject to such Restricted Stock Award shall be forfeited without a consideration, other than a refund to the Recipient or his estate of an amount equal to the lesser of the amount, if any, paid by the Recipient for the Shares or Share Units being forfeited upon their issuance and the Fair Market Value of such Shares on the date of forfeiture.

          (e) If the Performance Goals for any Performance Measurement Period shall have been affected by special factors (including material changes in accounting policies or practices, material acquisitions or dispositions of property, or other unusual items) that in the Committee's judgment should or should not be taken into account, in whole or in part, in the equitable administration of the Plan, the Committee may, for any purpose of the Plan, adjust such Performance Goals and make distributions accordingly under the Plan; provided, however, that any adjustments made in accordance with or for the purposes of this Section 6.3(e) shall be disregarded for purposes of calculating the Performance Goals for a Performance-Based Restricted Stock Award to a Covered Employee if and to the extent that such adjustments would have the effect of increasing the amount of a Restricted Stock Award to such Covered Employee or unless the adjustment is made pursuant to Section 162(m) of the Code, as amended from time to time. Those Performance Goals which have meanings ascribed to them by Generally Accepted Accounting Principles shall have the meanings assigned to them under Generally Accepted Accounting Principles as in effect and applied to the Company and the Association on the date on which the Performance Goals are established, without giving effect to any subsequent changes in Generally Accepted Accounting Principles, unless the Committee specifically provides otherwise when it establishes the Performance Goals.

          (f) If provided by the Committee when a Performance-Based Restricted Stock Award is granted, to the extent that the relevant Performance Goals are achieved prior to the end of the Performance Measurement Period and certified by the Committee, a vested Performance-Based Restricted Stock Award may be distributed at any time following such certification.

     Section 6.4 Dividend Rights.

     Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Notice, any dividends or distributions declared and paid with respect to Shares subject to the Restricted Stock Award, whether or not in cash, or an equivalent amount in the case of a Restricted Stock Award awarding Share Units, shall be held and accumulated (with investment earnings or losses) pending vesting at the same time and subject to the same terms and conditions as the underlying Shares and, pending vesting, shall be reinvested in additional Shares or an equivalent amount of additional Share Units.

     Section 6.5 Voting Rights.

     Unless the Committee determines otherwise with respect to any Restricted Stock Award which consists of an Award of Shares, and specifies such determination in the relevant Award Notice, voting rights appurtenant to the Shares subject to the Restricted Stock Award, shall be exercised by the Committee in its discretion.

     Section 6.6 Tender Offers.

     Each Recipient to whom a Restricted Stock Award is outstanding and which consists of an Award of Shares shall have the right to respond, or to direct the response, with respect to the related Shares, to any tender offer, exchange offer or other offer made to the holders of Shares. Such a direction for any such Shares shall be given by proxy or ballot (if the Recipient is the beneficial owner of the Shares for voting purposes) or by completing and filing, with the inspector of elections, the Trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Recipient is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the Shares shall not be tendered.

     Section 6.7 Designation of Beneficiary.

     An Eligible Employee who has received a Restricted Stock Award may designate a Beneficiary to receive any unvested Shares or Shares distributed in satisfaction of any unvested Share Units that become vested on the date of the Eligible Employee's death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the Beneficiary designated by an Eligible Employee dies prior to the Eligible Employee, or in the event that no Beneficiary has been designated, any vested Shares that become available for distribution on the Eligible Employee's death shall be paid to the executor or administrator of the Eligible Employee's estate.

     Section 6.8 Manner of Distribution of Awards.

     The Company's obligation to deliver Shares with respect to a Restricted Stock Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Eligible Employee or Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

                                   ARTICLE VII
                            STOCK APPRECIATION RIGHTS

     Section 7.1 Grant of Stock Appreciation Rights.

          (a) Subject to the limitations of the Plan, the Committee may, in its discretion, grant to an Eligible Employee a Stock Appreciation Right. A Stock Appreciation Right must be designated as either a tandem Stock Appreciation Right or a stand-alone Stock Appreciation Right and, if not so designated, shall be deemed to be a stand-alone Stock Appreciation Right. A tandem Stock Appreciation Right may only be granted at the same time as the Option to which it relates.

          (b) Any Stock Appreciation Right granted under this Section 7.1 shall be evidenced by a Stock Appreciation Right Agreement, or in the case of a tandem Stock Appreciation Right by the Option Agreement, which shall:

               (i) in the case of a tandem Stock Appreciation Right, relate to the same number of Shares; be settled only in Shares; have the same Exercise Price, Exercise Period, Earliest Exercise Date, Vesting Date, and other terms and conditions as the Option to which it relates and provide that the exercise of the related Option shall be deemed to cancel the Stock Appreciation Right for a like number of Shares and that the exercise of the Stock Appreciation Right shall be deemed to cancel the related Option for a like number of Shares;

               (ii) in the case of a stand-alone Stock Appreciation Right:

                    (A) specify the number of Shares covered by the Stock
               Appreciation Right;

                    (B) specify the Exercise Price, determined in accordance
               with Section 7.3;

                    (C) specify the Earliest Exercise Date and the Exercise
               Period;

                    (D) specify the Vesting Date;

                    (E) specify that the Stock Appreciation Right shall be
               settled in Shares;

                    (F) set forth specifically or incorporate by reference the applicable provisions of the Plan; and

                    (G) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe with respect to a Stock Appreciation Right granted to an Eligible Employee.

     Section 7.2 Size of Stock Appreciation Right.

     Subject to Section 3.4 and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Employee may be granted stand-alone Stock Appreciation Rights shall be determined by the Committee, in its discretion; provided, however, that a tandem Stock Appreciation Right shall be granted for a number of Shares no greater than the number of Shares subject to the related Option.

     Section 7.3 Exercise Price.

     The price per Share at which a stand-alone Stock Appreciation Right may be exercised shall be determined by the Committee, in its discretion, provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Stock Appreciation Right is granted.

     Section 7.4 Exercise Period; Earliest Exercise Date.

          (a) Subject to Section 7.4(b), the Exercise Period during which a Stock Appreciation Right may be exercised shall commence on the Earliest Exercise Date specified by the Committee in the Stock Appreciation Right Agreement or, if no Earliest Exercise Date is specified in the Stock Appreciation Right Agreement, on the Vesting Date. It shall expire on the earliest of:

               (i) the date specified by the Committee in the Stock Appreciation Right agreement;

               (ii) the last day of the three-month period commencing on the date of the Recipient's termination of employment with the Company, other than on account of death or Disability, Retirement or a Termination for Cause;

               (iii) the last day of the one-year period commencing on the date of the Recipient's termination of employment due to death, Disability or Retirement;

               (iv) as of the time and on the date the Recipient ceases to be an employee of the Company due to a Termination for Cause; and

               (v) the last day of the ten-year period commencing on the date on which the Stock Appreciation Right was granted;

     provided, however, that in the event of a Change in Control of the Company while there is outstanding any Stock Appreciation Right whose Exercise Period has not commenced, the Earliest Exercise Date shall be deemed to have occurred on the earliest date on which the Change in Control of the Company is deemed to have occurred and such Exercise Period shall automatically commence.

          A Recipient's termination of employment with the Company by reason other than death, Disability or Retirement prior to the Earliest Exercise Date of a Stock Appreciation Right shall, unless otherwise provided in the Stock Appreciation Right Agreement, result in the Stock Appreciation Right being canceled without consideration at the close of business on the last day of employment. A Stock Appreciation Right that remains unexercised at the close of business on the last day of the Exercise Period (including but not limited to a Stock Appreciation Right whose Earliest Exercise Date has not occurred) shall be canceled without consideration at the close of business on the last day of the Exercise Period.

          (b) Unless otherwise determined by the Committee and specified in the Stock Appreciation Right Agreement:

               (i) if a Change in Control occurs while a Stock Appreciation Right is outstanding and on or before its scheduled expiration date, then for purposes of exercising vested Stock Appreciation Rights, the date on which the Exercise Period expires shall be extended to the earliest to occur of:

                    (A) the tenth (10th) anniversary of the date the Stock
               Appreciation Right was granted; and

                    (B) the third (3rd) anniversary of the date of the Change in
               Control;

          or any later date determined under Section 7.4(b)(ii);

               (ii) if, on the date a Stock Appreciation Right is otherwise scheduled to expire, the Stock Appreciation Right Holder may not then exercise the Stock Appreciation Right or sell Shares on a national securities exchange without violating applicable federal, state or local securities laws or the terms of a securities trading blackout, including, but not limited to, a blackout period established under the Company's securities trading policy or a contractual lockup in connection with a securities offering or other transaction involving the Company, the date on which the Exercise Period expires shall be extended to the earliest to occur of:

                    (A) the tenth (10th) anniversary of the date the Stock
               Appreciation Right was granted; and

                    (B) ninety (90) days after the last day of the securities
               trading blackout;

          or any later date determined under Section 5.4(b)(i); and

               (iii) the Earliest Exercise Date (but not the Vesting Date) of any Stock Appreciation Right outstanding on the date of the termination of a Recipient's employment due to death, Disability or Retirement shall be accelerated to the date of such termination of employment, provided that the Recipient of such Stock Appreciation Right remained in continuous employment with the Company during the period beginning on the date the Stock Appreciation Right is granted and ending on the date of termination of employment.

     Section 7.5 Vesting Date.

          (a) Subject to Section 7.5(b), the Vesting Date for each stand-alone Stock Appreciation Right granted under the Plan shall be the date determined by the Committee and specified in the Stock Appreciation Right Agreement or, if no provision for vesting is made in the Stock Appreciation Right Agreement, the Vesting Date shall be:

               (i) the first anniversary of the date of grant, as to 25% of the Shares subject to the Stock Appreciation Right as of the date of grant;

               (ii) the second anniversary of the date of grant, as to an additional 25% of the Shares subject to the Stock Appreciation Right as of the date of grant;

               (iii) the third anniversary of the date of grant, as to an additional 25% of the Shares subject to the Stock Appreciation Right as of the date of grant;

               (iv) the fourth anniversary of the date of grant, as to any remaining balance of the Shares subject to the Stock Appreciation Right as of the date of grant;

               (v) in the event of the Recipient's termination of Service due to the Recipient's death, Disability or Retirement, the date of termination of Service;

               (vi) the date of a Change in Control.

     Failure of a Recipient to remain in continuous Service during the period beginning on the date a Stock Appreciation Right is granted and ending on the Stock Appreciation Right's Vesting Date shall result in a cancellation of the Stock Appreciation Right without consideration at the earliest date and time at which the Recipient is not in continuous Service.

          (b) Except to the extent that an applicable Stock Appreciation Right Agreement expressly provides otherwise, each Stock Appreciation Right that is outstanding under the Plan on the date on which a Change in Control occurs shall, on such date, be 100% vested and exercisable.

     Section 7.6 Method of Exercise.

          (a) Subject to the limitations of the Plan and the Stock Appreciation Right Agreement, a Recipient may, at any time after the Vesting Date and during the Exercise Period, exercise his or her Stock Appreciation Right as to all or any part of the Shares to which the Stock Appreciation Right relates; provided, however, that the minimum number of Shares as to which a Stock Appreciation Right may be exercised shall be 100, or, if less, the total number of Shares relating to the Stock Appreciation Right which remain unexercised. A Recipient shall exercise a Stock Appreciation Right by:

               (i) giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his intent to exercise the Stock Appreciation Right; and

               (ii) satisfying such other conditions as may be prescribed in the Stock Appreciation Right Agreement.

          (b) When the requirements of Section 7.6(a) have been satisfied, the Committee shall take such action as is necessary to cause the remittance to the Recipient (or, in the event of his death, his Beneficiary) of a number of Shares with an aggregate Fair Market Value equal to the excess (if any) of (i) the Fair Market Value of a Share on the date of exercise over (ii) the Exercise Price per Share.

     Section 7.7 Beneficiaries.

     The Recipient of a Stock Appreciation Right may designate a Beneficiary to exercise and receive any distribution in respect of outstanding Stock Appreciation Rights that may be made after the Recipient's death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the designated Beneficiary dies prior to the Recipient, or in the event that no Beneficiary has been designated, the executor or administrator of the Recipient's estate, or if no such executor or administrator is appointed within such time as the Committee, in its sole discretion, shall deem reasonable, such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select, shall be deemed the Beneficiary. If the Recipient and his Beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Recipient shall be deemed to have survived the beneficiary.

     Section 7.8 Prohibition Against Stock Appreciation Right Repricing

     Except as provided in Section 9.3, neither the Committee nor the Board shall have the right or authority following the grant of a Stock Appreciation Right pursuant to the Plan to amend or modify the Exercise Price of any such Stock Appreciation Right. In the event that any Stock Appreciation Right is surrendered under circumstances other than by cancellation provided in Section 7.1, Section 7.4, Section 7.5, Section 8.1 or the expiration of the Stock Appreciation Right by its term, such Stock Appreciation Right shall be treated for purposes of Section 3.1 and

Section 3.4 as if the Stock Appreciation Right, to the extent so surrendered, shall have been exercised and the Person who has surrendered the Stock Appreciation Right shall be ineligible for any further grants or awards pursuant to this Plan.

                                  ARTICLE VIII
                             SPECIAL TAX PROVISIONS

     Section 8.1 Tax Withholding Rights.

     The Company shall have the right to deduct from all amounts paid by the Company in cash with respect to an Option or Stock Appreciation Right under the Plan any taxes required by law to be withheld with respect to such Option or Stock Appreciation Right. Where any Person is entitled to receive Shares, the Company shall have the right to require such Person to pay to the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in the Option Agreement or Stock Appreciation Right Agreement, an Option Holder or Stock Appreciation Right Holder, respectively, shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by reducing the number of Shares subject to the Option or Stock Appreciation Right , as the case may be, (without issuance of such Shares to the Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a Share on the Option Exercise Date over the Option Exercise Price per Share.

     Section 8.2 Code Section 83(b) Elections.

     If and to the extent permitted by the Committee and specified in an Option Agreement for a Non-Qualified Stock Option or a Restricted Stock Award Agreement for a Restricted Stock Award other than a Performance-Based Restricted Stock Award, a Recipient may be permitted or required to make an election under
Section 83(b) of the Code to include the compensation related thereto in income for federal income tax purposes at the time of issuance of the Shares to such Recipient instead of at a subsequent Vesting Date. In such event, the Shares issued prior to their Vesting Date shall be issued in certificated form only, and the certificates for such Shares shall bear the legend set forth in Section 6.1(b) or such other restrictive legend as the Committee, in its discretion, may specify. In the event of the Recipient's termination of Service prior to the relevant Vesting Date or forfeiture of the Shares for any other reason, the Recipient shall be required to return all forfeited Shares to the Company without consideration therefor (other than a refund to the Recipient or his estate of an amount equal to the lesser of the amount paid by the Recipient for the Shares upon their issuance or the Fair Market Value of the Shares on the date of forfeiture).

     Section 8.3 Election to Defer Income Tax Liability Pursuant to Deferred Compensation Program.

     To the extent permitted by the Committee, the Recipient of a Non-Qualified Stock Option, Stock Appreciation Right or Restricted Stock Award may elect to defer the income tax liability associated therewith pursuant to the terms of a non-qualified deferred compensation plan in which the Recipient is eligible to participate.


                                   ARTICLE IX
                            AMENDMENT AND TERMINATION

     Section 9.1 Termination.

     The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee. Unless sooner terminated, the Plan shall terminate automatically on the day preceding the tenth anniversary of the Effective Date. In the event of any suspension or termination of the Plan, all Options, Stock Appreciation Rights and Restricted

Stock Awards theretofore granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Option and Stock Appreciation Right agreements and the Award Notices evidencing such Options, Stock Appreciation Rights and Restricted Stock Awards.

     Section 9.2 Amendment.

     The Board may amend or revise the Plan in whole or in part at any time; provided, however, that, to the extent required to comply with Section 162(m) of the Code or the corporate governance standards imposed under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list Shares, no such amendment or revision shall be effective if it amends a material term of the Plan unless approved by the holders of a majority of the votes cast on a proposal to approve such amendment or revision.

     Section 9.3 Adjustments in the Event of Business Reorganization.

          (a) In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, exchange of Shares or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Recipients under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of:

               (i) the number and kind of securities deemed to be available thereafter for grants of Options, Stock Appreciation Rights and Restricted Stock Awards in the aggregate to all Eligible Employees and individually to any one Eligible Employee,

               (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Options, Stock Appreciation Rights and Restricted Stock Awards, and

               (iii) the Exercise Price of Options and Stock Appreciation
          Rights.

     In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Options, Stock Appreciation Rights or Restricted Stock Awards (including, without limitation, cancellation of Options, Stock Appreciation Rights and Restricted Stock Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of Options, Stock Appreciation Rights or Restricted Stock Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Parent or Subsidiary or the financial statements of the Company or any Parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles; provided, however, that any such adjustment to an Option, Stock Appreciation Right or Performance-Based Restricted Stock Award granted to a Recipient who is a Covered Employee shall conform to the requirements of Section 162(m) of the Code and the regulations thereunder then in effect.

          (b) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change in Control) in which the Company is not the surviving entity, any Options or Stock Appreciation Rights granted under the Plan which remain outstanding shall be converted into options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization or stock appreciation rights having substantially the same terms and conditions as the outstanding Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate exercise price and the value exchanged for outstanding Shares in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Options and Stock Appreciation Rights be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per Share equal to the excess (if any) of the value exchanged for an outstanding Share in such merger, consolidation or other business reorganization over the Exercise Price of the Option or Stock Appreciation Right being canceled.

          (c) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change in Control) in which the Company is not the surviving entity, any Restricted Stock Award shall be adjusted by allocating to the Recipient the amount of money, stock, securities or other property to be received by the other shareholders of record, and such money, stock, securities or other property shall be subject to the same terms and conditions of the Restricted Stock Award that applied to the Shares for which it has been exchanged.


                                    ARTICLE X
                                  MISCELLANEOUS

     Section 10.1 Status as an Employee Benefit Plan.

     This Plan is not intended to satisfy the requirements for qualification under Section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

     Section 10.2 No Right to Continued Employment.

     Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or Committee with respect to the Plan shall be held or construed to confer upon any Eligible Employee any right to a continuation of his or her position as a director or employee of the Company. The Employers reserve the right to remove any participating member of the Board or dismiss any Eligible Employee or otherwise deal with any Eligible Employee to the same extent as though the Plan had not been adopted.

     Section 10.3 Construction of Language.

     Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or Section number shall refer to an Article or Section of this Plan unless otherwise indicated.

     Section 10.4 Governing Law.

     The Plan shall be construed, administered and enforced according to the laws of the State of New York without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law. The federal and state courts located in the Counties of Nassau, New York or Suffolk shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Restricted Stock Award, Stock Appreciation Right or Option granted under this Plan, the Eligible Employee, and any other person claiming any rights under the Plan, agrees to submit himself, and any such legal action as he shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

     Section 10.5 Headings.

     The headings of Articles and Sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

     Section 10.6 Non-Alienation of Benefits.

     The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.

     Section 10.7 Notices.

     Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

          (a) If to the Committee:

          Astoria Financial Corporation
          One Astoria Federal Plaza
          Lake Success, New York 11042
          Attention: Corporate Secretary

          (b) If to a Recipient, Beneficiary or Option Holder, to the Recipient's, Beneficiary's or Option Holder's address as shown in the Employer's records.

     Section 10.8 Approval of Shareholders.

     The Plan shall be subject to approval by the Company's shareholders within twelve (12) months before or after the date the Board adopts the Plan. Any Option, Stock Appreciation Right or Restricted Stock Award granted prior to the date such approval is obtained shall be granted contingent on such approval and shall be void ab initio in the event such approval is not obtained. No Performance-Based Restricted Stock Awards shall be granted after the fifth (5th) anniversary of the Effective Date unless, prior to such date, the listing of permissible Performance Goals set forth in Section 6.3 shall have been re-approved by the stockholders of the Company in the manner required by Section 162(m) of the Code and the regulations thereunder.

     Section 10.9 Effect of Re-designation, Amendment and Restatement.

     Upon approval of this Plan by the Company's shareholders, this Plan shall amend, restate, re-designate and supersede in their entirety the provisions of the 2003 Stock Option Plan for Officers and Employees of Astoria Financial Corporation. Stock options and related rights granted under the 2003 Stock Option Plan for Officers and Employees of Astoria Financial Corporation and outstanding immediately prior to approval of this Plan by shareholders shall continue to be governed by the terms and conditions in effect immediately prior to shareholder approval of this Plan and shall not apply to reduce the number of Shares authorized for issuance hereunder or the number of Stock Options, Stock Appreciation Rights or Restricted Stock Awards that may be granted to any individual under this Plan.

Exhibit B


                          Astoria Financial Corporation
                                       and
                  Astoria Federal Savings and Loan Association
                                 Audit Committee
                                     Charter

I.   Purpose

     The purpose of the Audit Committee (the "Committee") of the Boards of Directors (the "Boards") of Astoria Financial Corporation (the "Corporation") and Astoria Federal Savings and Loan Association (the "Association") is as follows:

     o    To assist Board oversight of:

          (1) the integrity of the Corporation's and Association's financial statements,

          (2) the Corporation's and Association's compliance with legal and regulatory requirements,

          (3) the qualifications and independence of the independent auditors, and

          (4) the performance of the Corporation's and Association's independent auditors and internal audit function.

     o To prepare a Committee report as required by the Securities and Exchange Commission to be included in the Corporation's annual proxy statement.

     o To perform such other functions as shall be assigned to the Committee by the Boards.

II.  Membership, Appointment and Removal

     The Committee shall consist of no fewer than four directors, each of whom shall be independent as determined by the Boards in accordance with the criteria for independence contained in the New York Stock Exchange Listing Manual and in any other applicable laws, rules and regulations (the "Independent Director"). One of the Committee members shall be designated by the Boards to serve as Chairman of the Committee. The Chairman of the Committee shall preside at all meetings of the Committee. In the absence of the Chairman, and provided a quorum is present, the remaining members of the Committee present may designate from among the Committee's membership a Chairman pro tem to preside at such meeting. Members of the Committee shall be appointed annually by the Boards, or more frequently in the case of vacancies, and shall serve at the pleasure of the Boards. The members shall serve until their resignation, retirement, or removal by the Boards or until their successors shall be appointed and qualified. No member of the Committee shall be removed except by majority vote of the Independent Directors of the Boards then in office.

     All members of the Committee shall have a working familiarity with basic finance and accounting or related financial management expertise and at least two members shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. At least one Committee member will be a financial expert as defined by the Securities and Exchange Commission.

III. Committee Goals and Responsibilities

     The goals and responsibilities of the Committee are set forth below. The Committee shall carry out these functions and such other responsibilities as may be assigned to it from time to time by the Boards. The Committee is authorized to take all actions necessary or appropriate to carry out its goals and responsibilities. To fulfill its purposes, the Committee shall:

     o Review the annual audited financial statements and the quarterly financial statements prior to filing or distribution. This review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments and the Corporation's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations". The Committee shall review any significant reports or other financial information submitted to any government body, or the public, including any certification, report, opinion or review rendered by the independent auditors. The Committee shall also discuss the Corporation's earnings press release, as well as financial information and earnings guidance provided to analysts and rating agencies, if any.

     o Consider the independent auditors' judgments about the quality and appropriateness of the Corporation's and Association's accounting principles as applied in their financial reporting including (i) major issues regarding accounting principles and financial statement preparation including any significant changes in the selection or application of such principles, any major issues as to the adequacy of the internal control structure and any special audit steps taken in light of any deficiency noted, (ii) analysis prepared by Management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including an analysis of the effect of alternative GAAP methods on the financial statements, (iii) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements, and (iv) the type and presentation of information to be included in press releases or analyst, investor or rating agency presentations.

     o Discuss with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on auditing standards, AU ss. 380), as may be modified or supplemented. Significant matters identified during the interim review shall be discussed with the independent auditors prior to the filing of the Quarterly Report on Form 10-Q or as soon thereafter as practical. The Chairman of the Committee may represent the entire Committee for purposes of this review.

     o Consider, in consultation with management, the independent auditors and internal audit services the integrity of the Corporation's and Association's financial reporting process and controls.

     o Recognizing that Management, subject to regular Board approved policy, is responsible for policy development and implementation and the design and maintenance of the operating system and internal controls, including amendments thereto, the Committee, in its oversight role, shall review with management, internal audit services and the independent auditors whether adequate controls exist and identified material weaknesses are effectively eliminated. The Committee, in connection with its oversight of the internal control structure shall, among other things, review internal control evaluations performed by management, internal audit services, independent auditors and regulatory examiners and the methods employed to make such evaluations. Among the Committee's determination in this regard shall be whether the controls are designed to assure that assets are safeguarded and transactions are authorized and properly recorded and will result in the preparation of sound financial reports.

     o Have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Boards and the Committee. The Committee shall have direct responsibility for their appointment, compensation, retention as well as oversight of the independent auditor for the purpose of preparing or issuing audit reports or performing other audit, review or attest services and related work. The independent auditor shall report directly to the Committee.

     o Consider whether, in order to assure continuing auditor independence, there should be regular rotation of the independent audit firm.

     o Pre-approve all auditing services and permitted non-audit services to be performed for the Corporation and Association by its independent auditor, subject to the requirements of Title II, Sections 201 and 202 of the Sarbanes-Oxley Act of 2002. In the absence of contrary action by the Committee, the Chairman of the Committee may pre-approve services of the independent auditor on behalf and in the name of the Committee. Pre-approval decisions by the Chairman shall be presented to the full Committee at its next scheduled meeting.

     o Review, on an annual basis, the formal written statement from the independent auditors delineating all relationships between the independent auditor and the Corporation and Association, consistent with Independent Standards Board Statement No. 1 ensuring the independence of the independent auditors. This statement together with others, if necessary, shall describe the independent auditors' internal quality-control procedures, any issues raised by the most recent internal quality-control review or peer review of the firm or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues.

     o Review the independent auditors' audit plan. This review shall include the scope, staffing, reliance upon management and internal audit services and general audit approach. The Committee shall review with the independent auditor any audit problems or difficulties and Management's response.

     o Review examination reports received from various banking supervisory authorities and management's replies, if any.

     o Review, on at least an annual basis, with the Corporation's and Association's counsel, any legal matters that could have a significant impact on the financial statements, the Corporation's and Association's compliance with applicable laws and regulations and inquiries received from regulators or governmental agencies.

     o Oversee the internal audit services function, including reviewing responsibilities, budget and staffing of the internal audit function, approving audit plans and scope, ascertaining the quality and independence of the internal audit services staff and reviewing significant findings and recommendations.

     o Review disclosures made to the Audit Committee by the Corporation's chief executive officer and chief financial officer during their certification process for the Form 10-K and Form 10-Q regarding any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation's internal controls.

     o Review and discuss policies with respect to risk assessment and risk management, including the Corporation's and Association's major financial risk exposures, the steps taken by management to monitor and control such risks, including the processes the Corporation and Association have in place.

     o Establish procedures for the receipt, retention, and treatment of complaints received by the Corporation and Association regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of Corporation or Association of concerns regarding questionable accounting or auditing matters.

     o Establish clear hiring policies for employees or former employees of the independent auditor.

     o Review and update the Audit Committee Charter periodically, at least annually, as conditions dictate. The Charter shall be submitted to the Boards for approval and published at least every three years in accordance with SEC regulations.

     o Perform such other or additional duties and responsibilities as may be assigned to the Committee by the Boards.

IV.  Committee Operations

     The Committee shall establish its own rules of procedure, which shall be consistent with the Bylaws of the Corporation and this Charter. Meetings of the Committee shall occur from time to time as called by Chairman of the Committee or as requested by the Boards or the Boards' Chairman, but not less frequently than four times annually. The Committee shall meet separately, periodically, with management, with the Director of Internal Audit Services and / or his staff and with the independent auditors. Except as otherwise provided in the Bylaws of the Corporation, one-third (1/3) of the members of the Committee shall constitute a quorum and all matters shall be determined by a majority vote of the members present. The Committee may at any time adjourn to an Executive Session at which only members of the Committee and invited guests may be present.

     The Committee shall utilize such resources, in its capacity as a committee of the Boards, as the Committee shall determine to be necessary and proper
     (i) to compensate the independent auditors engaged for the purpose of preparing or issuing any audit report or performing such other audit, review or attest services for the Corporation or the Association, (ii) to compensate any other advisor employed by the Committee including, but not limited to, independent counsel if determined by the Committee to be necessary to carry out its duties and responsibilities (iii) to pay such administrative expenses as are necessary and appropriate to carry out its duties and responsibilities and (iv) to investigate any issues they deem important. The Committee shall have an open and unrestricted communication channel with all entity personnel, including internal and external auditors or accountants, advisors and independent counsel.

V.   Reports to the Board

     The Committee shall keep written minutes and other relevant records of each meeting, which subject to the approval by the members of the Committee and, once approved, shall be provided to the Boards for its review and/or ratification and maintained with the books and records of the Corporation. Said documentation will be compiled by the Director of Internal Audit Services who shall act as Secretary to the Committee. Following each of its meetings, the Chairman of the Committee shall report to the Board regarding the activities of the Committee.

VI.  Annual Performance Evaluation

     The Committee shall annually undertake a self evaluation of the Committee, including its effectiveness and compliance with this Charter and the Corporation's Corporate Governance Guidelines. The Committee shall deliver to the Boards a report setting forth the results of its evaluation, including any recommended amendments to this Charter and any recommended changes to the Corporation's, Association's or the Boards' policies and procedures, which shall then be discussed with the full Boards and acted on as appropriate.

                                                                     Appendix 1


                                                                Please
                                                                mark here
                                                                for address  |_|
                                                                change or
                                                                comment
                                                                SEE REVERSE SIDE

THE BOARD OF DIRECTORS OF ASTORIA FINANCIAL CORPORATION RECOMMENDS A VOTE "FOR" ALL NOMINEES IN PROPOSAL NO. 1 AND "FOR" PROPOSAL NOS. 2 AND 3.

1.    The election of nominees

      01 George L. Engelke, Jr.,
      02 Robert J. Conway,
      03 Peter C. Haeffner, Jr.,
      04 Ralph F. Palleschi and
      05 Leo J. Waters

                        FOR                        WITHHOLD
                        |_|                           |_|

as directors for terms of three years each in the cases of Messrs. Engelke, Haeffner, Palleschi and Waters and two years in the case of Mr. Conway.

To withhold authority to vote FOR any particular nominee, line or strike out that nominee's name and then check the appropriate box as to the remaining nominees.

2. The approval of the 2005 Re-designated, Amended and Restated Stock Incentive Plan.

                      FOR           AGAINST         ABSTAIN
                      |_|             |_|             |_|

3. The ratification of the appointment of KPMG LLP as the independent registered public accounting firm for Astoria Financial Corporation for the fiscal year ending December 31, 2005.

                      FOR           AGAINST         ABSTAIN
                      |_|             |_|             |_|

Proposal Nos. 1, 2 and 3 listed above in this revocable proxy were proposed by Astoria Financial Corporation. Other than Proposal Nos. 1, 2 and 3, Astoria Financial Corporation is not currently aware of any other business that may come before the Annual Meeting. The persons named as proxies herein will vote the shares represented hereby as directed by the Board of Directors of Astoria Financial Corporation upon such other business as may properly come before the Annual Meeting, and any adjournment or postponement thereof, including, without limitation, a motion to postpone or adjourn the Annual Meeting.

THIS PROXY IS REVOCABLE. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS PROPERLY EXECUTED, BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL NO. 1 AND FOR PROPOSAL NOS. 2 AND 3.

The undersigned hereby acknowledges receipt, prior to the execution of this proxy, of a Notice of Annual Meeting of Shareholders of Astoria Financial Corporation, a Proxy Statement dated April 11, 2005 for the Annual Meeting and an Astoria Financial Corporation 2004 Annual Report and Form 10-K.

Please sign and date below and return promptly in the enclosed postage-paid envelope.


Signature __________________ Signature ____________________ Date: ________, 2005

Signature of participant, former participant or designated beneficiary of deceased former participant. Please sign name exactly as it appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                         ASTORIA FINANCIAL CORPORATION

                                REVOCABLE PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ASTORIA FINANCIAL CORPORATION FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 18,
              2005 AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

      The undersigned shareholder of Astoria Financial Corporation hereby authorizes and appoints John M. Graham III, William M. Thomas, Jr. or either of them as proxy of the undersigned, with full power of substitution, to attend and act as proxy for the undersigned and to vote as designated below all shares of common stock of Astoria Financial Corporation which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of Astoria Financial Corporation, to be held on May 18, 2005 at 9:30 a.m., Eastern Time, at the New Hyde Park Inn, 214 Jericho Turnpike, New Hyde Park, New York, 11040, and at any adjournment or postponement thereof.

 (Continued on reverse side. Please complete, sign and date on the reverse side and promptly return in the enclosed postage-paid envelope.)

________________________________________________________________________________
    Address Change/Comments: (Mark the corresponding box on the reverse side)
________________________________________________________________________________



________________________________________________________________________________

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

The directions, if any, given in this Confidential              Please
Voting Instruction will be kept confidential from all           mark here
directors, officers and employees of Astoria Financial          for address  |_|
Corporation or Astoria Federal Savings and Loan                 change or
Association.                                                    comment
                                                                SEE REVERSE SIDE

THE BOARD OF DIRECTORS OF ASTORIA FINANCIAL CORPORATION RECOMMENDS A VOTE "FOR"ALL NOMINEES IN PROPOSAL NO. 1 AND "FOR" PROPOSAL NOS. 2 AND 3.

1.    The election of nominees

      01 George L. Engelke, Jr.,
      02 Robert J. Conway,
      03 Peter C. Haeffner, Jr.,
      04 Ralph F. Palleschi and
      05 Leo J. Waters

                        FOR                        WITHHOLD
                        |_|                           |_|

as directors for terms of three years each in the cases of Messrs. Engelke, Haeffner, Palleschi and Waters and two years in the case of Mr. Conway.

To withhold authority to vote FOR any particular nominee, line or strike out that nominee's name and then check the appropriate box as to the remaining nominees.

2. The approval of the 2005 Re-designated, Amended and Restated Stock Incentive Plan.

                      FOR           AGAINST         ABSTAIN
                      |_|             |_|             |_|

3. The ratification of the appointment of KPMG LLP as the independent registered public accounting firm for Astoria Financial Corporation for the fiscal year ending December 31, 2005.

                      FOR           AGAINST         ABSTAIN
                      |_|             |_|             |_|

In its discretion, the Trustee is authorized to vote upon such other business as may come before the Annual Meeting and any adjournment or postponement thereof or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the Trustee.

Proposal Nos. 1, 2 and 3 listed above in this Confidential Voting Instruction were proposed by Astoria Financial Corporation.

The undersigned hereby instructs the Trustee to vote in accordance with the voting instruction indicated above and hereby acknowledges receipt, prior to the execution of this Confidential Voting Instruction, of a Notice of Annual Meeting of Shareholders, a Proxy Statement dated April 11, 2005 for the Annual Meeting and an Astoria Financial Corporation 2004 Annual Report and Form 10-K.

Please sign and date below and return promptly in the enclosed postage-paid envelope.


Signature __________________ Signature ____________________ Date: ________, 2005

Signature of participant, former participant or designated beneficiary of deceased former participant. Please sign name exactly as it appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                          ASTORIA FINANCIAL CORPORATION

                         CONFIDENTIAL VOTING INSTRUCTION

SOLICITED BY THE EMPLOYEE STOCK OWNERSHIP PLAN COMMITTEE, AS PLAN ADMINISTRATOR,
 FOR THE ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION EMPLOYEE STOCK OWNERSHIP
                                      PLAN

      As a named fiduciary, the undersigned participant, former participant or beneficiary of a deceased former participant in the Astoria Federal Savings and Loan Association Employee Stock Ownership Plan (the ESOP) hereby provides the voting instructions hereinafter specified to Prudential Bank & Trust Company, FSB, as trustee of the ESOP (the Trustee), which instructions shall be taken into account by the Trustee in voting, in person, by limited or general power of attorney or by proxy, the shares and fractional shares of common stock of Astoria Financial Corporation that are held by the Trustee, in its capacity as Trustee, as of March 25, 2005, at the Annual Meeting of Shareholders of Astoria Financial Corporation to be held on May 18, 2005 at 9:30 a.m., Eastern Time, at the New Hyde Park Inn, 214 Jericho Turnpike, New Hyde Park, New York, 11040, and at any adjournment or postponement thereof.

      As to the proposals listed below which are more particularly described in the Proxy Statement dated April 11, 2005, the Trustee will vote the common stock of Astoria Financial Corporation held by the ESOP Trust to reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter dated April 11, 2005 from the ESOP Committee.

      If the duly executed Confidential Voting Instruction is returned, but no instruction is given, for purposes of providing voting instructions, such shares shall be treated as described in the letter dated April 11, 2005 from the ESOP Committee.

 (Continued on reverse side. Please complete, sign and date on the reverse side and promptly return in the enclosed postage-paid envelope.)

________________________________________________________________________________
    Address Change/Comments: (Mark the corresponding box on the reverse side)
________________________________________________________________________________



________________________________________________________________________________

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

The directions, if any, given in this Confidential Voting       Please
Instruction will be kept confidential from all directors,       mark here
officers and employees of Astoria Financial Corporation or      for address  |_|
Astoria Federal Savings and Loan Association.                   change or
                                                                comment
                                                                SEE REVERSE SIDE

THE BOARD OF DIRECTORS OF ASTORIA FINANCIAL CORPORATION RECOMMENDS A VOTE "FOR" ALL NOMINEES IN PROPOSAL NO. 1 AND "FOR" PROPOSAL NOS. 2 AND 3.

1.    The election of nominees

      01 George L. Engelke, Jr.,
      02 Robert J. Conway,
      03 Peter C. Haeffner, Jr.,
      04 Ralph F. Palleschi and
      05 Leo J. Waters

                        FOR                        WITHHOLD
                        |_|                           |_|

as directors for terms of three years each in the cases of Messrs. Engelke, Haeffner, Palleschi and Waters and two years in the case of Mr. Conway.

To withhold authority to vote FOR any particular nominee, line or strike out that nominee's name and then check the appropriate box as to the remaining nominees.

2. The approval of the 2005 Re-designated, Amended and Restated Stock Incentive Plan.

                      FOR           AGAINST         ABSTAIN
                      |_|             |_|             |_|

3. The ratification of the appointment of KPMG LLP as the independent registered public accounting firm for Astoria Financial Corporation for the fiscal year ending December 31, 2005.

                      FOR           AGAINST         ABSTAIN
                      |_|             |_|             |_|

In its discretion, the Trustee is authorized to vote upon such other business as may come before the Annual Meeting and any adjournment or postponement thereof or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the Trustee.

Proposal Nos. 1, 2 and 3 listed above in this Confidential Voting Instruction were proposed by Astoria Financial Corporation.

The undersigned hereby instructs the Plan Administrator to direct the Trustee to vote in accordance with the voting instruction indicated above and hereby acknowledges receipt, prior to the execution of this Confidential Voting Instruction, of a Notice of Annual Meeting of Shareholders, a Proxy Statement dated April 11, 2005 for the Annual Meeting and an Astoria Financial Corporation 2004 Annual Report and Form 10-K.

Please sign and date below and return promptly in the enclosed postage-paid envelope.


Signature __________________ Signature ____________________ Date: ________, 2005

Signature of participant, former participant or designated beneficiary of deceased former participant. Please sign name exactly as it appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                          ASTORIA FINANCIAL CORPORATION

                         CONFIDENTIAL VOTING INSTRUCTION

       SOLICITED BY ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION, AS PLAN ADMINISTRATOR, FOR THE ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION INCENTIVE
                                  SAVINGS PLAN

      The undersigned participant, former participant or beneficiary of a deceased former participant in the Astoria Federal Savings and Loan Association Incentive Savings Plan (the 401K Plan) as a named fiduciary hereby provides the voting instructions hereinafter specified to Mellon Investor Services LLC, as the designee of Astoria Federal Savings and Loan Association, as Plan Administrator (the Plan Administrator), which instructions shall be taken into account in directing the trustee of the 401K Plan (the Trustee) to vote in person, by limited or general power of attorney or by proxy the shares and fractional shares of common stock of Astoria Financial Corporation that are held by the Trustee, in its capacity as Trustee, as of March 25, 2005, at the Annual Meeting of Shareholders of Astoria Financial Corporation to be held on May 18, 2005 at 9:30 a.m., Eastern Time, at the New Hyde Park Inn, 214 Jericho Turnpike, New Hyde Park, New York, 11040, and at any adjournment or postponement thereof.

      As to the proposals listed below which are more particularly described in the Proxy Statement dated April 11, 2005, the Plan Administrator of the 401K Plan will give voting directions to the Trustee. Such directions will reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Plan Administrator dated April 11, 2005.

      If the duly executed Confidential Voting Instruction is returned, but no instruction is given, for purposes of providing voting instructions, such shares shall be treated as described in the letter from the Plan Administrator dated April 11, 2005.

 (Continued on reverse side. Please complete, sign and date on the reverse side and promptly return in the enclosed postage-paid envelope.)

________________________________________________________________________________
    Address Change/Comments: (Mark the corresponding box on the reverse side)
________________________________________________________________________________



________________________________________________________________________________

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

[LOGO] ASTORIA                                         One Astoria Federal Plaza
       FEDERAL SAVINGS                              Lake Success, NY  11042-1085
       Putting people first.                                      (516) 327-3000

                                                                  April 11, 2005

To: All Astoria Federal Savings and Loan Association Employee Stock Ownership Plan (the "ESOP") Participants

Re:   Annual Meeting of Shareholders to be held on May 18, 2005

      In connection with the Annual Meeting of Shareholders of Astoria Financial Corporation to be held on May 18, 2005, enclosed please find the following documents:

      a)    Confidential Voting Instruction card,

      b) Proxy Statement dated April 11, 2005, including a Notice of Annual Meeting of Shareholders,

      c)    2004 Annual Report and Form 10-K, and

      d) a postage-paid return envelope addressed to Mellon Investor Services LLC, Proxy Tabulation Department (Mellon Investor Services LLC is the Confidential Voting Instruction tabulator for the ESOP).

      As a participant and a "named fiduciary" in the ESOP, you have the right to direct the ESOP Trustee (Prudential Bank & Trust Company, FSB) how to vote at the Annual Meeting the shares of Astoria Financial Corporation Common Stock (Shares) allocated to your account in the ESOP and held as of March 25, 2005 by Prudential Bank & Trust Company, FSB, as trustee.

      As a "named fiduciary," you are the party who is identified in the voting section of the ESOP Trust as responsible for directing the Trustee how to vote your allocated ESOP Shares. The number of Shares in your ESOP account held by Prudential Bank & Trust Company, FSB is shown on the enclosed Confidential Voting Instruction card. Please mark the appropriate boxes on the card and sign, date and return it in the enclosed postage-paid return envelope. If you sign, date and return your card, but do not check the box for a particular proposal, the Trustee will vote your shares according to the recommendation of the Board of Directors for that particular proposal. For your ESOP voting instruction to be counted, Mellon Investor Services LLC must receive your Confidential Voting Instruction card no later than May 11, 2005.

      The ESOP Trust states that the Trustee will generally vote unallocated Shares and allocated Shares for which it receives no written instructions in the same manner and proportion as the allocated Shares for which voting instructions have been received. The Trustee's vote must be in accordance with its fiduciary duties and in a manner determined by the Trustee to be prudent and solely in the interest of ESOP participants and beneficiaries. State Street Bank and Trust Company has been

          ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION o FOUNDED 1888 engaged as Independent Fiduciary to make this determination for the ESOP Trustee.

Unanticipated Proposals

      It is possible, although very unlikely, that proposals other than those specified on the Confidential Voting Instruction card will be presented for shareholder action at the 2005 Annual Meeting of Shareholders. If this should happen, the Independent Fiduciary will determine for the ESOP Trustee how to vote upon such matters.

      Your instruction is very important. You are encouraged to review the enclosed material carefully and to complete, sign and date the enclosed Confidential Voting Instruction card to signify your direction to the Trustee. You should then seal the card in the enclosed envelope and return it to Mellon Investor Services LLC. To direct the voting of Shares within the ESOP, the Confidential Voting Instruction card must be received by Mellon Investor Services LLC no later than May 11, 2005.

      Please note that the instructions of individual participants are to be kept confidential by Mellon Investor Services LLC and the Trustee, who have been instructed not to disclose them to anyone at Astoria Federal Savings and Loan Association or Astoria Financial Corporation.

      This memorandum is subject in its entirety to the information set forth in the enclosed Proxy Statement, which you are encouraged to read and study thoroughly.

                                                  Very truly yours,
                                                  The ESOP Committee


                                                  By: /s/ Steven G. Miss
                                                      --------------------------
                                                      Steven G. Miss

[LOGO] ASTORIA                                         One Astoria Federal Plaza
       FEDERAL SAVINGS                              Lake Success, NY  11042-1085
       Putting people first.                                      (516) 327-3000

                                                                  April 11, 2005

To: All Astoria Federal Savings and Loan Association Incentive Savings Plan ("401K Plan") Participants with a portion of their account balance invested in the Employer Stock Fund

Re:   Annual Meeting of Shareholders to be held on May 18, 2005

      In connection with the Annual Meeting of Shareholders of Astoria Financial Corporation to be held on May 18, 2005, enclosed please find the following documents:

      a)    Confidential Voting Instruction card,

      b) Proxy Statement dated April 11, 2005, including a Notice of Annual Meeting of Shareholders,

      c)    2004 Annual Report and Form 10-K, and

      d) a postage-paid return envelope addressed to Mellon Investor Services LLC, Proxy Tabulation Department (Mellon Investor Services LLC is the Confidential Voting Instruction tabulator for the 401K Plan).

      As a participant in the 401K Plan with all or a portion of your account balance invested in the Employer Stock Fund and as a "named fiduciary," you have the right to participate in directing how the Plan Administrator (Astoria Federal Savings and Loan Association) instructs the 401K Trustee (Prudential Bank & Trust Company, FSB) to vote the shares of Astoria Financial Corporation Common Stock (Shares) held by the 401K Plan as of March 25, 2005, the meeting record date (provided that you had all or a portion of your account invested in the Employer Stock Fund as of the most recent valuation date on or before the meeting record date). In general, the 401K Trustee will be directed to vote the Shares held in the Employer Stock Fund "FOR" and "AGAINST" each proposal listed on the Confidential Voting Instruction card in the same proportions as instructions to cast votes "FOR" and "AGAINST" each proposal are given by those individuals with the right to give directions. Each individual's instructions are weighted according to the value of the participant's interest in the Employer Stock Fund as of the most recent valuation available prior to the record date. If you do not file a Confidential Voting Instruction card on or before May 11, 2005, or if you ABSTAIN, your directions will not count.

Unanticipated Proposals

      It is possible, although very unlikely, that proposals other than those specified on the Confidential Voting Instruction card will be presented for shareholder action at the 2005 Annual Meeting of Shareholders. If this should happen, the 401K Trustee will be instructed to vote upon such matters in the 401K Trustee's discretion, or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the 401K Trustee.

          ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION o FOUNDED 1888

      Your instruction is very important. You are encouraged to review the enclosed material carefully and to complete, sign and date the enclosed Confidential Voting Instruction card to signify your direction to the Plan Administrator. You should then seal the card in the enclosed envelope and return it to Mellon Investor Services LLC. To direct the voting of your Shares, your instruction card must be received by Mellon Investor Services LLC no later than May 11, 2005.

      Please note that the instructions of individual participants are to be kept confidential by Mellon Investor Services LLC and the 401K Trustee, who have been instructed not to disclose them to anyone at Astoria Federal Savings and Loan Association or Astoria Financial Corporation.

      This memorandum is subject in its entirety to the information set forth in the enclosed Proxy Statement, which you are encouraged to read and study thoroughly.

                                      Very truly yours,
                                      Plan Administrator for the Astoria Federal
                                      Savings and Loan Association Incentive
                                      Savings Plan


                                      By: /s/ Steven G. Miss
                                          --------------------------------------
                                          Authorized Signature



                            STATEMENT OF DIFFERENCES
                            ------------------------

The section symbol shall be expressed as ................................ 'SS'